CLASS S SHARES

PROSPECTUS DATED DECEMBER 29, 2017

THE SARATOGA ADVANTAGE TRUST

PORTFOLIO	TICKER
James Alpha Global Real Estate Investments Portfolio	JARSX
James Alpha Hedged High Income Portfolio	INCSX
James Alpha Macro Portfolio	GRRSX
James Alpha Managed Risk Domestic Equity Portfolio	JDSEX
James Alpha Managed Risk Emerging Markets Equity Portfolio	JESMX
James Alpha Multi Strategy Alternative Income Portfolio	JASMX

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company. The James Alpha Macro Portfolio is managed by James Alpha Advisors, LLC (“James Alpha” or the “Manager”). The James Alpha Global Real Estate Investments Portfolio, James Alpha Hedged High Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio and James Alpha Multi Strategy Alternative Income Portfolio are managed by James Alpha and advised by investment advisers. Each of James Alpha Global Real Estate Investments Portfolio, James Alpha Hedged High Income Portfolio, James Alpha Macro Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio and James Alpha Multi Strategy Alternative Income Portfolio is referred to as a “Portfolio” and collectively, the “Portfolios.”

Shares of Class S of the Portfolios are available exclusively to investment advisers and broker-dealers that are affiliated with the Manager as a means of implementing asset allocation recommendations for their clients.

The Securities and Exchange Commission and the Commodity Futures Trading Commission Have Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

TABLE OF CONTENTS

pORTFOLIO sUMMARIES

James alpha Global Real Estate Investments Portfolio	1
james alpha Hedged High Income Portfolio	6
james alpha Macro Portfolio	14
james alpha Managed Risk Domestic Equity Portfolio	22
james alpha managed risk emerging marketS equity portfolio	27
james alpha multi strategy alternative income Portfolio	33
principal investment strategies and principal risks of investing in the portfolioS	42
portfolio holdings	81
mANAGEMENT of the portfolios	81
SHAREHOLDER INFORMATION	89
Pricing of Portfolio Shares	89
Purchase of Shares	89
Choosing a Share Class	91
Frequent Purchases and Redemptions of Trust Shares	91
REDEMPTION OF SHARES	92
DIVIDENDS AND DISTRIBUTIONS	94
TAX CONSEQUENCES	95
FINANCIAL HIGHLIGHTS	97
PRIVACY POLICY NOTICE	100

PORTFOLIO SUMMARY: JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Investment Objective: The investment objective of the Portfolio is total return through a combination of current income and capital appreciation.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses(1)	0.54%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	1.44%
Fee Waiver and/or Expense Reduction/ Reimbursement	(0.47)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(2)	0.97%
(1)	Other Expenses are based on estimates for the current fiscal year.
(2)	Pursuant to a fee waiver and operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all of the Portfolio’s management fee payable to the Manager by the Portfolio on Class S assets, less any portion of such fee that is payable by the Manager to the Sub-Adviser, and also to absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, and extraordinary or non-routine expenses) for Class S shares do not exceed 1.19% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2018 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived (other than on Class S shares) and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$99	$410	$743	$1,685

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 141% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in real estate and real estate-related issuers or investments that provide exposure to real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio may invest 100% of its net assets (other than cash and cash equivalents) in REITs, and may also invest in other publicly traded real estate securities that are included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”). The Index may include securities of any issuer that derived in the previous full fiscal year at least 75% of its total earnings before interest, depreciation and amortization (“EBIDA”) from the ownership, trading and development of income-producing real estate. REITs are typically small or medium capitalization stocks which fall within the range of $250 million to $10 billion in equity market capitalization. Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. The Portfolio will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets. The Portfolio also seeks to enhance current income by writing (selling) covered call options with a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price. The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio in connection with its strategy.

Quantitative Screening Process: The Sub-Adviser and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Sub-Adviser uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 80 qualifying securities for evaluation by the Sub-Adviser (“Qualifying Securities”). Qualifying Securities may include those issued by companies in a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors.

Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Sub-Adviser in determining appropriate investments for the Portfolio. The Sub-Adviser selects the top 40 to 50 securities from among the approximately 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Sub-Adviser may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Sub-Adviser believes is representative of its full value or that it may even go down in price.

Management Risk. The Sub-Adviser’s securities selections and other investment decisions might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. The Portfolio’s successful pursuit of its investment objective depends upon the Model and the Sub-Adviser’s ability to manage the Portfolio in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Sub-Adviser, the Sub-Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Portfolio from achieving its investment objective.

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Portfolio forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The use of options may require the Portfolio to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Portfolio can realize above the exercise price of an option, or may cause the Portfolio to hold a security that it might otherwise sell. Certain options may be traded in the “over-the-counter” (“OTC”) market, which are options negotiated with dealers; there is no secondary market for OTC options.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly, but because the Portfolio concentrates its investments in REITs and publicly traded real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of the Portfolio’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in Acquired Fund Fees and Expenses under the Annual Portfolio Operating Expenses section of the above fee table.

There are special risks associated with investing in REIT preferred stock. Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Portfolio owns a security that is deferring or omitting its distributions, the Portfolio may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred stock may also be subordinated to other securities in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred stock may redeem the stock prior to a specified date, and this may negatively impact the return of the security.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare, multi-family, and self-storage, carry special risks. These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

Medium and Small Capitalization Company Risk. Many of the real estate securities in which the Portfolio invests are medium and small capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources, and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance. Since Class S shares of the Portfolio do not yet have a full calendar year of operations, the bar chart and the average annual total returns table show the performance of the Portfolio’s Class A shares (which are not offered in this Prospectus) Class S would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have lower expenses than Class A shares. For the periods prior to August 1, 2011, the Portfolio operated as a separate fund called the Global Real Estate Investments Fund (the “Predecessor Portfolio”), which was advised by Ascent Investment Advisors, LLC. The investment policy of the Portfolio is substantially similar to that of the Predecessor Portfolio. The bar chart and table that follow show the performance of the Class A shares of the Predecessor Portfolio (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Class A shares from year-to-year and by showing how the average annual returns for the past 1 year, 5 years and since inception of the Portfolio’s Class A shares compare with those of the FTSE EPRA/NAREIT Developed Real Estate Index. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The past performance of the Portfolio (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS A ANNUAL TOTAL RETURNS – CALENDAR YEARS

Class A Shares Year-to-Date Performance (as of September 30, 2017): 11.46%

Best Quarter:	Q3 2010	16.54%
Worst Quarter:	Q3 2011	-20.18%

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2016)

Class A Shares	1 Year	5 Years	Life of Portfolio (since inception of Predecessor Fund on October 26, 2009)
Return Before Taxes(1)	7.01%	10.26%	9.68%
Return After Taxes on Distributions(1)	3.08%	5.88%	5.68%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	4.36%	6.18%	5.95%
FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses or taxes)	4.99%	10.32%	9.81%
(1)	The performance figures shown above reflect the performance of Class A shares of the Predecessor Portfolio (for periods prior to August 1, 2011) and the Portfolio (for the periods beginning August 1, 2011) at net asset value. The performance shown has not been adjusted to reflect applicable Class S fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager. James Alpha Advisors, LLC is the Portfolio’s manager (the “Manager”). Ranger Global Real Estate Advisors, LLC serves as the Portfolio’s sub-adviser (“Ranger” or the “Sub-Adviser”).

Portfolio Manager. The following individual serves as the Portfolio’s portfolio manager:

Portfolio Manager	Primary Title
Andrew J. Duffy, CFA	President and Chief Investment Officer of Ranger since June 2016; President of Ascent Investment Advisors, LLC (“Ascent”) from February 2009 to May 2016 and Portfolio Manager of Ascent from February 2009 to November 2016; Portfolio Manager since inception of the Portfolio in August 2011 (Mr. Duffy previously served as portfolio manager of the Predecessor Fund since its inception in October 2009).

Purchase and Sale of Portfolio Shares. There is no investment minimum for Class S shares of the Portfolio. Shares of Class S are available for purchase exclusively by investment advisers and broker-dealers that are affiliated with the Manager as a means of implementing asset allocation recommendations for their clients. Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY: JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

Investment Objectives: The primary investment objective of the Portfolio is to seek to provide high current income. The Portfolio’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.70%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses(1)	1.00%
Acquired Fund Fees and Expenses(2)	0.13%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/ Reimbursement)	2.83%
Fee Waiver and/or Expense Reduction/ Reimbursement	(0.83)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/ Reimbursement)(3)	2.00%
(1)	Other Expenses are based on estimates for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(3)	Pursuant to a fee waiver and operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all of the Portfolio’s management fee payable to the Manager by the Portfolio on Class S assets, less any portion of such fee that is payable by the Manager to the Sub-Advisers, and also to absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class S shares do not exceed 1.99% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2018 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived (other than on Class S shares) and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$203	$799	$1,421	$3,097

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies. The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long-short, long-only, short-only and hedging strategies.

Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). These include, among others, corporate bonds and bank loans, asset-backed securities and mortgage-backed securities, U.S. government securities, non U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, closed-end funds and derivative instruments, including options; financial futures; swaps, including credit default swaps; options on futures and swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes.

The Portfolio seeks to achieve its investment objectives by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. Not all of the sub-advisers listed for the Portfolio may be actively managing assets for the Portfolio at all times. The Manager also has discretion to manage directly all or a portion of such investment strategies. The principal investment strategies that may be employed by the Portfolio include the following:

  Senior Loan Floating Rate Strategy. The senior loan floating rate strategy concentrates on investment opportunities in senior-secured and second-lien loans and bonds.
  Short Duration High Yield Strategy. The short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility. The portfolio managers seek to identify short-maturity high yield bonds in smaller, less-followed companies, hedged primarily with an exchange-traded fund (“ETF”) that tracks the Russell 2000® Index, which has exhibited a strong correlation to high yield credit spreads, to attempt to further dampen volatility during market corrections. The strategy is diversified across 35–45 high yield bonds. The short position will range between 10 percent to 30 percent of the nominal value of the strategy during periods of normal market conditions and may increase to 50 percent during periods of high volatility.
  Relative Value Long/Short Debt Strategy. The relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. The strategy is primarily focused within the corporate credit, securitized credit, and agency and non-agency mortgage-backed securities sectors. It invests in both investment and non-investment grade bonds. Proprietary research tools include credit spread analysis, which is based on, among other things, a proprietary credit default methodology, mortgage prepayment forecasting and credit option-adjusted spread analysis.
  Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. The strategy is primarily focused on investments in U.S. and European fixed income securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis.

One or more of the above strategies may be achieved through investments in ETFs and other exchange-traded products, and other registered investment companies instead of direct investments.

The Manager’s investment process is based on a consultative four step approach:

1)	Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints;
2)	Manager Research – Sourcing and vetting investment managers;
3)	Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and
4)	Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Active Trading Risk. The Portfolio may engage in frequent trading of portfolio securities resulting in higher transaction costs, a lower return and increased tax liability.

Bank Loans Risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Portfolio’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Portfolio to lose income or principal on a particular investment, which in turn could affect the Portfolio’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. Certain derivative and “over-the-counter” (“OTC”) instruments in which the Portfolio may invest, such as OTC swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations. The Manager attempts to mitigate this risk by not entering into transactions with any counterparty that the Manager believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller” or “seller of protection”) receives pre-determined periodic payments from the other party (the “buyer” or “buyer of protection”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened credit and counterparty risks. The Portfolio will not act as a seller of protection.

Credit Risk. The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives in which the Portfolio may invest include options, futures, swaps, and forward foreign currency contracts. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. Many derivatives are entered into over-the-counter (not on an exchange or contract market referred to as “OTC”) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the issuer fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager anticipated.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Exchange-Traded Funds (ETF) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares.

Government Securities Risk. The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “noncumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager and/or a Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Foreign Securities Risk. The Portfolio’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, present more credit risk than investment grade bonds and subject to greater risk of default The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Income Generation Risk. If the Portfolio fails to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described above, then such failure in turn could negatively impact the Portfolio’s ability to meet its stated investment objectives.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. These risks may be greater in the current market environment because interest rates are at historically low levels. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Liquidity Risk. The Portfolio may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. The sub-advisers’ investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Mortgage- and Asset-Backed Securities Risk. The Portfolio may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Securities may be prepaid at a price less than the original purchase value. The value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Risk of Investing in Other Investment Companies. To the extent the Portfolio invests in other investment companies, such as ETFs and closed-end funds, the Portfolio’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees.

Short Sales Risk. Short sales may cause the Portfolio to repurchase a security at a higher price, thereby causing the Portfolio to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Portfolio to be volatile.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance. Since Class S shares of the Portfolio do not yet have a full calendar year of operations, the bar chart and the average annual total returns table show the performance of the Portfolio’s Class A shares (which are not offered in this Prospectus). Class S would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have lower expenses than Class A shares. For the periods prior to July 18, 2016, the Portfolio operated as a separate fund called the ALPs/Westport Resources Hedged High Income Fund (the “Predecessor Portfolio”) which was advised by ALPs Advisors Inc. and Westport Resources Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Portfolio. The bar chart and table that follow show the performance of the Class A shares of the Predecessor Portfolio (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Class A shares from year-to-year and by showing how the average annual returns for the 1 year, and since inception of the Portfolio’s Class A shares compare with those of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The past performance of the Portfolio (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saraqtogacap.com.

CLASS A ANNUAL TOTAL RETURNS – CALENDAR YEARS

Class A Shares Year-To-Date (as of September 30, 2017): 5.27%

Best Quarter:	Q3 2016	4.73%
Worst Quarter:	Q4 2015	-2.10%

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2016)

Class A Shares(1)	1 Year	Life of Portfolio Since Inception of Predecessor Portfolio on December 31, 2013
Return Before Taxes	9.50%	2.49%
Return After Taxes on Distributions	7.37%	0.27%
Return After Taxes on Distributions and Sale of Fund Shares	5.32%	0.87%
Bloomberg Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	3.03%
(1)	The performance figures shown above reflect the performance of Class A shares of the Predecessor Portfolio (for periods prior to July 18, 2016) and the Portfolio (for periods beginning July 18, 2016) at net asset value. The performance shown has not been adjusted to reflect applicable Class S fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

Manager and Sub-Advisers. James Alpha Advisors, LLC is the Portfolio’s manager. Concise Capital Management, LP (“Concise”), Amundi Smith Breeden LLC (to be renamed Amundi Pioneer Institutional Asset Management, Inc. effective on or about January 1, 2018) (“Amundi”) and Coherence Capital Partners LLC (“Coherence”) serve as the Portfolio’s sub-advisers (collectively, the “Sub-Advisers”). The Manager monitors the performance of the Sub-Advisers.

Portfolio Managers. The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2016
James S. Vitalie	Chief Executive Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Michael J. Montague	Chief Operating Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Akos Beleznay	Chief Investment Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Glenn Koach	President of Concise, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.
Tom Krasner	Principal and Portfolio Manager of Concise, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.
Jon Duensing	Deputy Chief Investment Officer and Senior Portfolio Manager of Amundi, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.
Sal Naro	Founder, Chief Executive Officer, Chief Investment Officer and Managing Member of Coherence, and has managed the Portfolio since September 2017.
Vincent Mistretta	President and Co-Senior Portfolio Manager, Chairman of Offshore Board of Coherence, and has managed the Portfolio since September 2017.
Michael Cannon	Senior Portfolio Manager of Coherence, and has been managing the Portfolio since September 2017.

Purchase and Sale of Portfolio Shares. There is no investment minimum for Class S shares of the Portfolio. Shares of Class S are available for purchase exclusively by investment advisers and broker-dealers that are affiliated with the Manager as a means of implementing asset allocation recommendations for their clients. Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY: JAMES ALPHA MACRO PORTFOLIO

Investment Objective: The investment objective of the Portfolio is to seek to achieve attractive long-term risk-adjusted returns relative to traditional financial market indices.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and Subsidiary	1.10%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses(1)
Other Fund Expenses	1.26%
Expenses of the Subsidiary	0.00%
Acquired Fund Fees and Expenses(2)	0.47%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	2.83%
Fee Waiver and/or Expense Reduction/Reimbursement	(1.11)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(3)	1.72%
(1)	Other Expenses are based on estimates for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies (except the Portfolio’s wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”)). These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap (defined below). The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(3)	Pursuant to a fee waiver and operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all of the Portfolio’s management fee payable to the Manager by the Portfolio on Class S assets, and to absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class S shares do not exceed 1.25% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2018 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived (other than on Class S shares) and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$175	$773	$1,397	$3,079

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies. The Portfolio seeks to achieve its investment objective by investing all or substantially all of its assets in the following market sectors (Sectors): commodities; global inflation-linked bonds; event-linked securities; global equities; emerging market bonds; emerging market currencies; high-yield bonds, quantitative, and global macro. The Manager allocates the Portfolio’s assets across the Sectors based on the Manager’s forecasted return and risk characteristics for each Sector. The Portfolio may invest no more than 33⅓% of its assets in any single Sector at the time of initial investment or as a result of a rebalancing, although actual Sector weightings may deviate from the maximum allocation percentage from time to time due to market movements.

Sector Investment Strategies

Commodities. In this Sector, the Portfolio intends to primarily invest in long and short positions in commodity swap agreements, as well as commodity options and futures, exchange-traded funds (“ETFs”) and index-linked and commodity-linked structured” notes (collectively “commodity-linked investments”). The Portfolio’s investments in this Sector will focus primarily on crude oil, heating oil, gasoline, natural gas, aluminum, copper, lead, nickel, uranium, zinc, gold, silver, wheat, corn, soybeans, cotton, sugar, cocoa, cattle and hogs but may also include other commodities.

The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds, and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in the Subsidiary are intended to provide the Portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Portfolio. The investment policies of the Subsidiary are the same as the investment policies of this Sector of the Portfolio. The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to this Sector of the Portfolio and will follow substantially the same compliance policies and procedures as the Portfolio, to the extent they are applicable. The Portfolio will always own 100% of the Subsidiary’s interests.

Global Inflation-Linked Bonds. In this Sector, the Portfolio intends to invest primarily in inflation-linked bonds, treasury bonds, and derivatives such as swaps, all of which may be held long and short. Inflation-linked bonds are generally fixed income securities whose principal values or interest payments are periodically adjusted according to the rate of inflation. Such bonds and related derivatives will primarily be securities issued by or related to sovereign governments of developed countries, but may also include bonds issued by countries deemed to be emerging markets and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments.

Event-Linked Securities. In this Sector, the Portfolio will invest primarily in investments with exposure to remote risks focusing on the super-catastrophe segment of the insurance risk market, including, but not limited to, U.S. hurricane and earthquake, European windstorm, Japanese earthquake and typhoon. These investments will generally take the form of Rule 144A bonds, insurance derivatives, including swaps, and reinsurance contracts whose returns are linked to such natural disasters that are primarily offered by domestic and offshore insurance companies. The return of principal and payment of interest of an event-linked bond are generally contingent on the non-occurrence of a specified trigger event, such as the natural disasters noted above. If the trigger event occurs prior to a bond’s maturity, the Portfolio may lose all or a portion of its principal and additional interest. If the trigger event does not occur, the Portfolio will recover its principal plus interest. The Portfolio may employ hedging techniques, such as shorting certain instruments, to manage risk or to attempt to enhance returns in this Sector.

Global Market Equities. In this Sector, the Portfolio will invest primarily in long and short positions in equities, ETFs, and derivatives such as options, futures and swaps, relating to global equity markets. The Portfolio may invest in global equities (i.e., companies that are domiciled, or have operations, in countries outside the emerging markets, including the United States), developed country government bonds or currencies, and futures, options and ETFs on developed market equity indices or the Chicago Board Options Exchange Volatility Index.

Emerging Market Bonds. In this Sector, the Portfolio will invest primarily in long and short positions in bonds, promissory notes and other fixed-income securities issued by governments, government-related entities or public companies and denominated in major global currencies (e.g., U.S. Dollars, Japanese Yen, British Pounds, Euros, Canadian Dollars, Australian Dollars, Swedish Krona and Swiss Francs). The Portfolio may also invest in derivatives, such as futures, options and swaps, of emerging market sovereign, public or private issuers and Organization for Economic Co-Operation and Development (OECD) sovereign, public or private issuers experiencing stress such that they exhibit characteristics and risks similar to emerging market issuers.

Global Market Currencies. In this Sector, the Portfolio will invest primarily in long and short positions in bonds, loans, promissory notes, other fixed-income securities denominated in emerging market currencies (i.e., primarily non-OECD countries), interest rate swaps, credit default swaps, emerging market spot and forward currencies, cash-settled forwards, and other swaps, including volatility swaps, of emerging market sovereign, public or private issuers. In addition to investing in emerging market currencies, this Sector may invest in global currencies (i.e., the currencies of countries outside the emerging markets, including the United States).

High-Yield Bonds. In this Sector, the Portfolio will invest primarily in high-yield securities (commonly known as “junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality.

Quantitative. This Sector may employ strategies that incorporate a number of advanced quantitative techniques for determining the relative value of financial instruments in the global markets. These methods may use sophisticated mathematical models to analyze and/or discover factors that impact market pricing.

Global Macro Strategy. This Sector’s objective is to invest primarily in long or short exposures to securities permitted in the any of the above described eight Sectors. The focus of this Sector is on directional trading of these exposures. In managing this Sector, the Manager will seek to identify investment opportunities by considering a number of different factors, including macro-economic fundamentals, the investment process recommendations, and other related factors. In making these assessments, the Manager will consider the relative strength, volatility and correlation of the opportunities. The Portfolio may allocate no more than 50% of its risk-based capital to the Global Macro or Global Equities Sectors, and may allocate no more than 33⅓% of its capital to any of the remaining Sectors.

All Sectors. The term “emerging markets” as used herein refers to those countries which the Manager considers to be emerging market or frontier emerging market countries. Such countries may change over time.

The derivatives held by the Portfolio across the various Sectors will fluctuate from time to time but collectively could represent economic exposure as high as or higher than 50% of the total assets of the Portfolio. Accordingly, the Portfolio and the Subsidiary may maintain a substantial amount of their assets in cash and cash equivalents as required margin for futures contracts, as required segregation under U.S. Securities and Exchange Commission (“SEC”) rules and to collateralize swap exposure.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Active Trading Risk. The Portfolio may engage in frequent trading of portfolio securities resulting in higher transaction costs, a lower return and increased tax liability.

Commodity-Linked Notes Risk.  In addition to risks associated with the underlying commodities, commodity-linked notes may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes.  Commodity-linked notes are also subject to issuer risk, which is the risk that the issuer to the note will not fulfill its contractual obligation to pay the principal or interest required by the terms of the note.

Commodities Risk. Exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Portfolio and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity-linked derivative investments may subject the Portfolio indirectly through the Subsidiary to leveraged market exposure for commodities.

Counterparty Risk. Certain derivative and “over-the-counter” (“OTC”) instruments in which the Portfolio may invest, such as OTC swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations. The Manager attempts to mitigate this risk by not entering into transactions with any counterparty that the Manager believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Credit Risk. The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives in which the Portfolio may invest include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. Many derivatives are entered into over-the-counter or OTC (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive).

The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager anticipated.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Event-Linked Securities Risk. The type, frequency and severity of natural disasters and other events that trigger an increase or decline in the value of or income from event-linked securities (“trigger events”) are difficult to predict. Actual losses may vary greatly from expected losses that are based on predictions about trigger events and thus, the expected return on an investment with respect to such instruments is difficult to calculate. For example, with respect to weather-linked instruments, climate changes can affect the occurrence of a trigger event. Event-linked securities may at any given time be illiquid, thus, the sale of these investments may be made at substantial discounts, delayed or impossible. Event-linked securities may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Exchange-Traded Funds (ETF) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares.

Equity Securities Risk. The Sector is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Sector’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. The Sector may invest in equity securities without regard to market capitalization.

Global Macro Strategy Risk. Because this Sector’s objective is to invest primarily in long or short exposures to securities permitted in the any of the other eight Sectors, the risks described under the headings of such other Sectors are generally applicable to this Sector. The focus of this Sector is on directional trading of these exposures, on an opportunistic and speculative basis, and where the Manager is unable to or incorrectly implements such directional trading, the Portfolio’s risk-based capital and overall portfolio may lose value.

Foreign Securities Risk. The Portfolio’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, present more credit risk than investment grade bonds and subject to greater risk of default. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. These risks may be greater in the current market environment because certain interest rates are at historically low levels. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Inflation-Linked Bonds. Inflation-linked bonds are generally fixed income securities whose principal values or interest payments are periodically adjusted according to the rate of inflation.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Limited Number of Holdings Risk. The Portfolio may invest a large percentage of the assets of a particular Sector in a limited number of securities, which could negatively affect the value of that Sector and the Portfolio.

Liquidity Risk. The Portfolio may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Management Risk. The Portfolio relies heavily on the Manager’s evaluation of the risk, potential returns and correlation among the Sectors. Although the Portfolio’s investments span multiple markets and asset classes, all markets are subject to declines and it is possible that more than one Sector will experience declines simultaneously. In addition, the Sector weightings are based on the Manager’s evaluation of the correlation between the Sectors, among other factors, which is based on historical patterns that may not repeat in the future. There is no guarantee that the investment techniques and risk analysis used by the Manager’s portfolio managers (the “Portfolio Managers”) will produce the desired results.

Market Capitalization Risk. Equity securities’ prices change to differing degrees based on the issuer’s market capitalization in response to such factors as historical and prospective issuer earnings and asset values, economic conditions, interest rates, investor perceptions and market liquidity.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed and asset-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed and asset-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in NAV.

Mortgage-backed and asset-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, the Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed and asset-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Short Sales Risk. Short sales may cause the Portfolio to repurchase a security at a higher price, thereby causing the Portfolio to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Portfolio to be volatile.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to a variety of factors, including the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.

Subsidiary Risk. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The principal investments in which the Subsidiary may invest are derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, the Portfolio, as the sole investor in the Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Subsidiary and the Portfolio and its shareholders.

Tax Risk. As a regulated investment company, the Portfolio must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”). The Portfolio intends to treat the income it derives from commodity-linked notes and the Subsidiary as qualifying income based on the underlying principles of a number of private letter rulings provided to third-parties not associated with the Portfolio. However, the Portfolio has not received such a private letter ruling, and the Portfolio is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. If the IRS were to change its position with respect to the conclusions reached in these private letter rulings, the income and gains from the Portfolio’s investment in the Subsidiary might be nonqualifying income, and there is a possibility such change in position might be applied to the Portfolio retroactively, in which case the Portfolio might not qualify as a regulated investment company for one or more years. In this event, the Portfolio’s Board of Trustees would consider what action to take, which could include a significant change in investment strategy or liquidation. For more information, please see the “Certain Tax Considerations” section in the Portfolio’s Statement of Additional Information.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Quantitative Strategy. The Portfolio may use quantitative mathematical models that rely on patterns inferred from historical prices and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Portfolio. Further, as market dynamics shift over time, a previously highly successful model may become outdated – perhaps without the Manager recognizing that fact before substantial losses are incurred. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Portfolio, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Portfolio.

Performance. Since Class S shares of the Portfolio do not yet have a full calendar year of operations, the bar chart and the average annual total returns table show the performance of the Portfolio’s Class I shares (which are not offered in this Prospectus). Class S would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have different expenses than Class I shares. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing how the average annual returns for the past 1 and 5 years and since inception of the Portfolio compare with those of the Bloomberg Barclays Global Aggregate Total Return Index (Value Unhedged USD) and the Bank of America Merrill Lynch 3-Month Treasury Bill Index. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Effective May 31, 2017, the Portfolio’s broad-based securities market index changed from the Bank of America Merrill Lynch 3-Month Treasury Bill Index to the Bloomberg Barclays Global Aggregate Total Return Index (Value Unhedged USD). The Portfolio’s new broad-based securities market index was selected to provide an additional measure of comparison to the Portfolio’s performance.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEAR

Class I Shares Year-to-Date (as of September 30, 2017): -0.98%

Best Quarter:	Q1 2015	3.04%
Worst Quarter:	Q2 2015	-3.33%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2016)

Class I Shares	1 Year	5 Years	Life of Portfolio*
Return Before Taxes	-7.46%	-0.88%	-0.47%
Return After Taxes on Distributions	-7.46%	-1.29%	-0.84%
Return After Taxes on Distributions and Sale of Portfolio Shares	-4.22%	-0.81%	-0.49%
Bloomberg Barclays Global-Aggregate Total Return Index (Value Unhedged USD) (reflects no deduction for fees, expenses or taxes)	2.09%	0.21%	1.08%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.33%	0.12%	0.12%
*	The Portfolio’s Class I shares commenced operations on February 1, 2011.

After-tax returns calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Manager. James Alpha Advisors, LLC (the “Manager”) serves as the Manager of the Portfolio pursuant to an investment advisory agreement (“Advisory Agreement”).

Portfolio Managers. The following individuals serve as the Portfolio’s Portfolio Managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has co-managed the Portfolio since August 2016.
James S. Vitalie	Chief Executive Officer of the Manager, and has co-managed the Portfolio since August 2016.
Michael J. Montague	Chief Operating Officer of the Manager, and has co-managed the Portfolio since August 2016.
Akos Beleznay	Chief Investment Officer of the Manager, and has co-managed the Portfolio since August 2016.

Purchase and Sale of Portfolio Shares. There is no investment minimum for Class S shares of the Portfolio. Shares of Class S are available for purchase exclusively by investment advisers and broker-dealers that are affiliated with the Manager as a means of implementing asset allocation recommendations for their clients. Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY: JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Investment Objective: The primary investment objective of the Portfolio is capital appreciation.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses(1)
Interest Payments and Fees on Borrowed Funds	0.75%
Other Operating Expenses	1.01%
Total of Other Expenses	1.76%
Acquired Fund Fees and Expenses(2)	0.10%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	3.06%
Fee Waiver and/or Expense Reduction/Reimbursement	(0.60)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(3)	2.46%
(1)	Other Expenses are based on estimates for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3)	Pursuant to a fee waiver and operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all of the Portfolio’s management fee payable to the Manager by the Portfolio on Class S assets, less any portion of such fee that is payable by the Manager to the Sub-Adviser, and also to absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and expenses) for Class S shares do not exceed 1.99% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2018 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived (other than on Class S shares) and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$249	$888	$1,552	$3,329

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the S&P 500® Index and to enhance these returns through the use of leverage.

The Portfolio will achieve exposure to S&P 500® Index companies primarily through exchange-traded funds (“ETFs”), mutual funds, and closed-end funds but may also gain exposure through direct investment in common and preferred stocks.

The Portfolio’s options hedging strategy attempts to reduce the risk associated with the Portfolio’s long equity exposure with two different strategies – a low volatility strategy and a high volatility strategy. The low volatility strategy, referred to as a “calendar spread” will seek to protect the Portfolio from significant market downturns (e.g., a drop of 12% or more in the value of the S&P 500® Index) by buying significantly out of the money put options and offsetting the cost of these put options by selling (writing) put options with a shorter maturity and with an exercise (strike) price that is higher than the purchased put options. Out of the money put options are options with a strike price that is lower than the market price of the underlying asset. When market volatility is low and options are less expensive, the Portfolio may seek to own more put options long than it sells (writes) short to provide greater protection during a significant market downturn.

The high volatility strategy seeks to protect the Portfolio from modest market downturns (e.g., a drop of between 6% and 8% in the value of the S&P 500® Index). Conventional put spreads consist of buying slightly out of the money put options and selling put options that are further out of the money with the same expiration. Typically, the notional value of the put spreads will be larger than the Portfolio’s exposure from its long equity strategy. The Portfolio expects primarily to use listed exchange-traded options.

When market volatility is high, the Portfolio may also sell (write) covered call options to generate additional income.

Although the Portfolio intends to be hedged at all times using at least one of the above strategies, the Portfolio may from time to time use a combination of option hedging strategies. The Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices.

The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). This strategy will be used opportunistically to express the Sub-Adviser’s views on whether actual market volatility will be higher or lower than expected volatility. This strategy will include either buying long put or call options on volatility ETFs or employing a covered option spread on volatility ETFs. A covered option spread will consist of buying (or selling) slightly out of the money call or put options and selling (or buying) call or put options that are further out of the money with the same expiration.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers or investments that provide exposure to equity securities of U.S. issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the S&P 500 Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% of its assets.

The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk (i.e., the amount of net option premiums paid in implementing the hedging strategy), the time to expiration of options, the rate that options lose value as they near maturity (known as Theta), the risk of gain or loss resulting from changes in volatility (known as Vega), and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Borrowing. The Portfolio will borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Portfolio’s net asset value (“NAV”) and on the Portfolio’s investments. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the long equity positions held by the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives in which the Portfolio may invest include options and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. Many derivatives are entered into over-the-counter or “OTC” (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager or Sub-Adviser anticipated.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Swaps. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks, and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

Exchange-Traded Funds (ETF) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or equity market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Management Risk. The investment techniques and risk analysis used by the Portfolio’s portfolio managers (the “Portfolio Managers”) may not produce the desired results. For example, there is no guarantee that the hedging strategy employed by the Portfolio’s Sub-Adviser will produce a portfolio with the level of reduced exposure to stock market risk that is expected by the Sub-Adviser. In addition, the Portfolio’s hedging strategy will cause the Portfolio to underperform the broader equity markets during market rallies and to underperform significantly during sharp market upswings. There is no guarantee that the Portfolio’s hedging strategies will protect against all market losses and may cause the Portfolio to lose money during modest market downturns.

Non-Diversification Risk. The Portfolio is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Portfolio’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Portfolio more than would occur in a diversified fund.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance. Since Class S shares of the Portfolio do not yet have a full calendar year of operations, the bar chart and the average annual total returns table show the performance of the Portfolio’s Class I shares (which are not offered in this Prospectus). Class S would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have higher expenses than Class I shares. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing how the average annual returns for the past 1 year and since inception of the Portfolio compare with those of the S&P 500 Index and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEAR

Class I Shares Year-To-Date (as of September 30, 2017): 4.40%

Best Quarter:	Q4 2016	1.12%
Worst Quarter:	Q1 2016	-0.51%

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2016)

Class I Shares	1 Year	Life of Portfolio*
Return Before Taxes	2.36%	0.43%
Return After Taxes on Distributions	2.33%	0.34%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.36%	0.32%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	6.83%
Morningstar US Fund Long-Short Equity	2.13%	-1.20%
*	The Portfolio commenced operations on July 31, 2015.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Manager and Sub-Adviser. James Alpha Advisors, LLC is the Portfolio’s manager (the “Manager”). EAB Investment Group, LLC serves as the Portfolio’s sub-adviser (“EAB” or the “Sub-Adviser”). The Manager monitors the performance of EAB.

Portfolio Managers. The following individuals serve as the Portfolio’s Portfolio Managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2015.
James S. Vitalie	Chief Executive Officer of the Manager, and has managed the Portfolio since its inception in 2015.
Michael J. Montague	Chief Operating Officer of the Manager, and has managed the Portfolio since its inception in 2015.
Edward Boll	Chief Executive Officer and Director of Portfolio Management of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.
William Visconto	President and Director of Risk Management of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.
James Ryan	Director of Strategy Development of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.

Purchase and Sale of Portfolio Shares. There is no investment minimum for Class S shares of the Portfolio. Shares of Class S are available for purchase exclusively by investment advisers and broker-dealers that are affiliated with the Manager as a means of implementing asset allocation recommendations for their clients. Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY: JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Investment Objective: The primary investment objective of the Portfolio is capital appreciation.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses(1)
Interest Payments and Fees on Borrowed Funds	0.25%
Other Operating Expenses	1.05%
Total of Other Expenses	1.30%
Acquired Fund Fees and Expenses(2)	0.68%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	3.18%
Fee Waiver and/or Expense Reduction/Reimbursement	(0.60)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(3)	2.58%
(1)	Other Expenses are based on estimates for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3)	Pursuant to a fee waiver and operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all of the Portfolio’s management fee payable to the Manager by the Portfolio on Class S assets, less any portion of such fee that is payable by the Manager to the Sub-Adviser, and also to absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class S shares do not exceed 1.99% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2018 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived (other than on Class S shares) and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$261	$924	$1,612	$3,444

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the MSCI Emerging Markets Index and to enhance these returns through the use of leverage. The MSCI Emerging Markets Index measures the performance of securities across 23 emerging market countries (i.e., countries that are in the early stages of their industrial cycle). The Portfolio will achieve exposure to MSCI Emerging Markets Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks.

The Portfolio’s options hedging strategy attempts to reduce the risk associated with the Portfolio’s long equity exposure with two different strategies – a low volatility strategy and a high volatility strategy. The low volatility strategy, referred to as a “calendar spread” will seek to protect the Portfolio from significant market downturns (e.g., a drop of 12% or more in the value of the MSCI Emerging Markets Index) by buying significantly out of the money put options and offsetting the cost of these put options by selling (writing) put options with a shorter maturity and with an exercise (strike) price that is higher than the purchased put options. Out of the money put options are options with a strike price that is lower than the market price of the underlying asset. When market volatility is low and options are less expensive, the Portfolio may seek to own more put options long than it sells (writes) short to provide greater protection during a significant market downturn.

The high volatility strategy seeks to protect the Portfolio from modest market downturns (e.g., a drop of between 6% and 8% in the value of the MSCI Emerging Markets Index). Conventional put spreads consist of buying slightly out of the money put options and selling put options that are further out of the money with the same expiration. Typically, the notional value of the put spreads will be larger than the Portfolio’s exposure from its long equity strategy. The Portfolio expects primarily to use listed exchange-traded options.

When market volatility is high, the Portfolio may also sell (write) covered call options to generate additional income.

Although the Portfolio intends to be hedged at all times using at least one of the above strategies, the Portfolio may from time to time use a combination of option hedging strategies. The Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices.

The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). This strategy will be used opportunistically to express the Sub-Adviser’s views on whether actual market volatility will be higher or lower than expected volatility. This strategy will include either buying long put or call options on volatility ETFs or employing a covered option spread on volatility ETFs. A covered option spread will consist of buying (or selling) slightly out of the money call or put options and selling (or buying) call or put options that are further out of the money with the same expiration.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of emerging market issuers or investments that provide exposure to equity securities of emerging market issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the MSCI Emerging Markets Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% of its assets.

The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk (i.e., the amount of net option premiums paid in implementing the hedging strategy), the time to expiration of options, the rate that options lose value as they near maturity (known as Theta), the risk of gain or loss resulting from changes in volatility (known as Vega), and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Borrowing. The Portfolio will borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Portfolio’s net asset value (“NAV”) and on the Portfolio’s investments. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the long equity positions held by the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives in which the Portfolio may invest include options and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. Many derivatives are entered into over the counter or “OTC” (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager or Sub-Adviser anticipated.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Swaps. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC “) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

Exchange-Traded Funds (ETF) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares.

Foreign Securities Risk. The Portfolio’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or equity market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Management Risk. The investment techniques and risk analysis used by the Portfolio’s portfolio managers (the “Portfolio Managers”) may not produce the desired results. For example, there is no guarantee that the hedging strategy employed by the Portfolio’s Sub-Adviser will produce a portfolio with the level of reduced exposure to stock market risk that is expected by the Sub-Adviser. In addition, the Portfolio’s hedging strategy will cause the Portfolio to underperform the broader equity markets during market rallies and to underperform significantly during sharp market upswings. There is no guarantee that the Portfolio’s hedging strategies will protect against all market losses and may cause the Portfolio to lose money during modest market downturns.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Non-Diversification Risk. The Portfolio is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Portfolio’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Portfolio more than would occur in a diversified fund.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance. Since Class S shares of the Portfolio do not yet have a full calendar year of operations, the bar chart and the average annual total returns table show the performance of the Portfolio’s Class I shares (which are not offered in this Prospectus). Class S would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have different expenses than Class I shares. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing how the average annual returns for the past 1 year and since inception of the Portfolio compare with those of the MSCI Emerging Markets Net Index and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEAR

Class I Shares Year-To-Date (as of September 30, 2017): 8.50%

Best Quarter:	Q3 2016	4.56%
Worst Quarter:	Q4 2016	-2.21%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2016)

Class I Shares	1 Year	Life of Portfolio*
Return Before Taxes	4.40%	-3.07%
Return After Taxes on Distributions	4.35%	-3.40%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.53%	-2.40%
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)	11.19%	-0.89%
Morningstar US Fund Diversified Emerging Markets	8.08%	-2.31%
*	The Portfolio commenced operations on July 31, 2015.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Manager and Sub-Adviser. James Alpha Advisors, LLC is the Portfolio’s manager (the “Manager”). EAB Investment Group, LLC serves as the Portfolio’s sub-adviser (“EAB” or the “Sub-Adviser”). The Manager monitors the performance of EAB.

Portfolio Managers. The following individuals serve as the Portfolio’s Portfolio Managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2015.
James S. Vitalie	Chief Executive Officer of the Manager, and has managed the Portfolio since its inception in 2015.
Michael J. Montague	Chief Operating Officer of the Manager, and has managed the Portfolio since its inception in 2015.
Edward Boll	Chief Executive Officer and Director of Portfolio Management of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.
William Visconto	President and Director of Risk Management of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.
James Ryan	Director of Strategy Development of EAB, and has managed the Hedged Equity Strategies portion of the Portfolio since its inception in 2015.

Purchase and Sale of Portfolio Shares. There is no investment minimum for Class S shares of the Portfolio. Shares of Class S are available for purchase exclusively by investment advisers and broker-dealers that are affiliated with the Manager as a means of implementing asset allocation recommendations for their clients. Shares are available for purchase, and may be redeemed, on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY: JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Investment Objectives: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.00%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses(1)	1.02%
Interest Expense	0.76%
Acquired Fund Fees and Expenses(2)	0.10%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/Reimbursement)	3.88%
Fee Waiver and/or Expense Reduction/Reimbursement	(1.34)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/Reimbursement)(3)	2.54%
(1)	Other Expenses are based on estimates for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(3)	Pursuant to a fee waiver and operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all of the Portfolio’s management fee payable to the Manager by the Portfolio on Class S assets, less any portion of such fee that is payable by the Manager to the Sub-Advisers, and also to absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class S shares do not exceed 2.50% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2018 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived (other than on Class S shares) and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$257	$1,061	$1,883	$4,021

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 118% of the average value of its portfolio.

Principal Investment Strategies. The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies.

By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets.

The principal investment strategies that will be employed by the Portfolio include the following:

  Equity Strategies. The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies. Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities. A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset. The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets. The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions. The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles). Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps that provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks.
  Merger Arbitrage Strategies. The Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The Portfolio may invest in common stocks and preferred stocks of any size market capitalization, and without limitation in securities of foreign companies.

  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Portfolio may employ investment techniques that involve leverage, such as short selling, borrowing for investment purposes and purchasing and selling options. The merger arbitrage strategy most frequently used by the Portfolio involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. The Portfolio may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Portfolio may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Portfolio than if the Portfolio had invested directly in such securities.

  Real Estate-Related Strategies. The Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies. REITs are typically small or medium capitalization stocks which fall within the range of $250 million to $10 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs). The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies. The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market.
  Master Limited Partnership (MLP) Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs. MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. Interests in MLPs trade on a public stock exchange, similar to stock of corporations. ETNs are unsecured debt obligations issued by a bank or other financial institution that seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period. Like MLPs, interests in ETNs trade on a public exchange.

  The Portfolio will primarily invest in MLPs, or MLP-related ETNs, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio will generally invest in MLPs and ETNs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations.

  Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). These include, among others, corporate bonds, U.S. government securities, non U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, exchange-traded products and derivative instruments, including options; financial futures; swaps, including credit default swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes.

  The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged exchange-traded funds (“ETFs”) that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage. To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Credit Risk. The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Counterparty Risk. Certain “over-the-counter” derivative instruments, such as over-the-counter swaps and options, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives that the Portfolio primarily expects to use include options, futures and swaps. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. Over-the-counter derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager or sub-adviser anticipated. The Portfolio may incur higher taxes as a result of its investing in derivatives.

Special Risks of Options. If the Portfolio sells a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager and/or a Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Exchange-Traded Funds (ETF) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares.

Exchange-Traded Notes (ETN) Risk. Exchange-traded notes are subject to the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the exchange-traded note.

Foreign Securities Risk. The Portfolio’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Credit Risk. The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Government Securities Risk. The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, present more credit risk than investment grade bonds and subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. These risks may be greater in the current market environment because interest rates are at historically low levels. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Industry Specific Risk. The energy infrastructure MLPs in which the Portfolio invests are subject to risks specific to the industry they serve, including the following:

  Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
  Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an energy infrastructure MLP.
  Slowdowns in new construction and acquisitions can limit growth potential.
  A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
  Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure MLP to make distributions.
  Changes in the regulatory environment could adversely affect the profitability of energy infrastructure MLPs.
  Extreme weather or other natural disasters could impact the value of energy infrastructure MLP securities.
  Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.

  Threats of attack by terrorists on energy assets could impact the market for energy infrastructure MLP securities.
  Global political and economic instability could affect the operations of MLPs and energy companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks.
  Recently, the price of oil, natural gas and other fossil fuels has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. There can be no assurance that the price of oil, natural gas and other fossil fuels will not decline further and have a further adverse effect.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Investment Focus Risk. To the extent the Portfolio invests a greater amount in any one sector or industry, such as real estate or energy, the Portfolio’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Portfolio if conditions adversely affect that sector or industry.

Leverage Risk. Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Portfolio’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. For example, there is no guarantee that the Portfolio’s mixture of long and short equity positions will produce a portfolio with reduced exposure to stock market risk and may cause the Portfolio to underperform the broader equity markets during market rallies. The sub-advisers investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices. Many of the real estate securities in which the Portfolio invests are medium and small capitalization companies.

Micro Cap Companies Risk. The Portfolio may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

Merger Arbitrage Risk. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Portfolio’s performance.

MLP Risk. An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly, but because the Portfolio invests in REITs and publicly traded real estate and real estate-related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a portfolio that does not make such investments. The value of the Portfolio’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. To the extent the Portfolio receives REIT distributions that represent mortgage interest or rent, the Portfolio’s distributions may be taxable as ordinary income to investors of the Portfolio. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in the above fee table.

There are special risks associated with investing in REIT preferred stock. Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Portfolio owns a security that is deferring or omitting its distributions, the Portfolio may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred stock may also be subordinated to other securities in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred stock may redeem the stock prior to a specified date, and this may negatively impact the return of the security.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks. These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

Short Sales Risk. Short sales may cause the Portfolio to repurchase a security at a higher price, thereby causing the Portfolio to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Portfolio to be volatile.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Tax Risk. The Portfolio’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance. Since Class S shares of the Portfolio do not yet have a full calendar year of operations, the bar chart and the average annual total returns table show the performance of the Portfolio’s Class I shares (which are not offered in this Prospectus). Class S shares would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ to the extent that Class S shares have different expenses than Class I shares. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing how the average annual returns for the past 1 year and since inception of the Portfolio compare with those of the Russell 2000 Total Return Index. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEAR

Class I Shares Year-to-Date (as of September 30, 2017): 3.39%

Best Quarter:	Q2 2016	5.95%
Worst Quarter:	Q3 2015	-10.60%

AVERAGE ANNUAL TOTAL RETURNS

(For The PeriodS Ended December 31, 2016)

Class I Shares	1 Year	Life of Portfolio*
Return Before Taxes	4.24%	-2.63%
Return After Taxes on Distributions	3.35%	-3.41%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.65%	-2.22%
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.31%	10.56%

* The Portfolio commenced operations on September 29, 2014.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Manager and Sub-Advisers. James Alpha Advisors, LLC is the Portfolio’s manager (the “Manager”). Ranger Global Real Estate Advisors, LLC (“Ranger”), Bullseye Asset Management LLC (“Bullseye”), Kellner Private Fund Management, LP (“Kellner”), Yorkville Capital Management LLC (“Yorkville”) and Coherence Capital Partners LLC (“Coherence”) serve as the Portfolio’s sub-advisers (collectively, the “Sub-Advisers”). The Manager monitors the performance of the Sub-Advisers.

Portfolio Managers. The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2016.
James S. Vitalie	Chief Executive Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Michael J. Montague	Chief Operating Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Andrew J. Duffy	President and Chief Investment Officer of Ranger since June 2016; President of Ascent Investment Advisors, LLC from February 2009 to May 2016 and Portfolio Manager of Ascent Investment Advisors, LLC from February 2009 to November 2016. Mr. Duffy has managed the Real Estate-Related Strategies portion of the Portfolio since its inception in 2014.
William H. Bales	Portfolio Manager and Member at Bullseye, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.
Jakob V. Holm, CFA	Portfolio Manager, member and Chief Compliance Officer at Bullseye, and has managed certain assets in the Equity Strategies portion of the Portfolio since its inception in 2014.
Christopher Pultz	Portfolio Manager, merger Arbitrage and a member of Kellner’s management and multi-strategy fund investment committees and has managed the Merger Arbitrage Strategies portion of the Portfolio since May 2015.
George Kellner, CFA	Chief Executive Officer and Chief Investment Officer at Kellner and a member of the firm’s multi-strategy fund investment committee. Mr. Kellner has managed the Merger Arbitrage Strategies portion of the Portfolio since May 2015.
Darren R. Schuringa, CFA	Founder of Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
James A. Hug	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
Leonard Edelstein	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception in 2014.
William N. Hershey	Portfolio Manager at Yorkville, and has managed the MLP Strategies portion of the Portfolio since its inception 2014.
Sal Naro	Founder, Chief Executive Officer, Chief Investment Officer and Managing Member of Coherence, and has managed the Portfolio since November 2017.
Vincent Mistretta	President and Co-Senior Portfolio Manager, Chairman of Offshore Board of Coherence, and has managed the Portfolio since November 2017.
Michael Cannon	Senior Portfolio Manager of Coherence, and has been managing the Portfolio since November 2017.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGIES AND
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

This section provides additional information relating to each Portfolio’s investment objective, strategies and risks. As with any mutual fund, it is possible to lose money by investing in a Portfolio. There is no assurance that a Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in a Portfolio. Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OBJECTIVES

The investment objective of the James Alpha Global Real Estate Investments Portfolio is total return through a combination of current income and capital appreciation.

The primary investment objective of the James Alpha Hedged High Income Portfolio is to seek to provide high current income. The Portfolio’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation. The Portfolio’s investment objectives may be changed by the Board of Trustees without shareholder approval.

The investment objective of the James Alpha Macro Portfolio is to seek to achieve attractive long-term risk-adjusted returns relative to traditional financial market indices. The Portfolio’s investment objective may be changed by the Board of Trustees without shareholder approval.

The primary investment objective of the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio is capital appreciation. The Portfolios’ investment objective may be changed by the Board of Trustees without shareholder approval.

The James Alpha Multi Strategy Alternative Income Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders. The Portfolio’s investment objective may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

James Alpha Global Real Estate Investments Portfolio

Investment Policies of the James Alpha Global Real Estate Investments Portfolio

The James Alpha Global Real Estate Investments Portfolio pursues its investment objective by investing indirectly in a diversified portfolio of high quality, income-producing real estate properties through its investments in REITs and other real estate securities included in the Index. In addition, the Portfolio seeks to enhance current income by writing (selling) covered call options.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in real estate and real estate-related issuers or investments that provide exposure to real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio may invest 100% of its net assets (other than cash and cash equivalents) in REITs, and may also invest in other publicly traded real estate securities included in the Index. This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” include the securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBIDA from the ownership, management and development of income producing real estate.

Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. This policy is fundamental and may not be changed without shareholder approval. The Portfolio may invest without limitation in foreign real estate companies and other real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities that are corporations engaged in the business of owning, managing and developing commercial and residential real estate properties; provided, however, that the Portfolio limit its investments in issuers located in any single foreign country to no more than 25% of its net assets. All of the securities of the foreign issuers of real estate securities in which the Portfolio invests are listed on major foreign stock exchanges.

Investment Strategies of the James Alpha Global Real Estate Investments Portfolio

Under normal market conditions, the Portfolio’s strategy is to invest its net assets in publicly-traded REITs, and also to invest in other publicly-traded real estate securities that are included in the Index. The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment. Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. The Portfolio limits its investments in issuers located in any single foreign country to no more than 25% of its net assets.

Quantitative Screening Process. The Sub-Adviser and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Sub-Adviser uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 80 Qualifying Securities for further evaluation by the Sub-Adviser. The Model considers several criteria when selecting such securities including, but not limited to, free-float market capitalization, insider ownership, total return, leverage, price to earnings ratio, dividend yield, dividend growth, historical earnings growth and projected earnings growth.

Qualitative Stock Selection Process. All Qualifying Securities are evaluated by the Sub-Adviser in determining appropriate investments for the Portfolio. The Sub-Adviser selects the top 40 to 50 securities from among the 80 Qualifying Securities based on its assessment of factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Sub-Adviser may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model. In addition, from time to time, as securities qualify under the Model’s parameters, such securities may be added to the portfolio. The Portfolio’s portfolio holdings are continuously monitored and evaluated by the Sub-Adviser, based upon its assessment of current market conditions, changes in company-specific prospects, stock price valuations, and other circumstances that the Sub-Adviser deems relevant. The active management of the portfolio also includes at least semi-annual updates of the data used to identify the Qualifying Securities by Green Street Advisors. Green Street is compensated for providing this data by the Sub-Adviser and not the Portfolio.

Covered Call Option Writing. Under normal market conditions, to enhance income, the Portfolio may write (sell) covered call options, which are limited to a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price. This is the number of shares underlying the contract, multiplied by the current market price of the shares. The Portfolio will write primarily over-the-counter options. The Portfolio only writes call options on individual securities (“underlying securities”) held in the portfolio (i.e., covered calls). The Portfolio may not sell “naked” call options (i.e., options representing more securities than are held in the portfolio). By writing covered call options, the Sub-Adviser seeks to generate gains and offset a portion of a potential market decline in the underlying security. The Portfolio’s covered call option writing program seeks to achieve a high level of net option premiums (covered call option premiums received minus transaction costs), while maintaining the potential for some capital appreciation on each underlying security on which call options are written.

As the seller of a covered call option, the Portfolio receives cash (the premium) from the purchaser. The purchaser of the covered call option has the right to any appreciation in the value of the underlying security over a fixed price (the exercise price) on a certain date, or range of dates, in the future (the expiration date). The Portfolio may sell covered call options “near-to-the-money” (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the underlying security) or “at-the-money” (i.e., the exercise price generally will be equal to the current level of the cash value of the underlying security). In this event, the Portfolio, in effect, sells the potential appreciation in the value of the underlying security in exchange for the premium.

If, at expiration, the purchaser exercises a covered call option sold by the Portfolio, the Portfolio pays the purchaser the difference between the cash value of the security and the exercise price of the option. The premium, the exercise price and the market value of the underlying security determine the gain or loss realized by the Portfolio as the seller of the call option. Under current market conditions, the notional value of the call options written by the Portfolio is expected to range from 10% to 30% of the value of the Portfolio’s net assets. The percentage of each underlying security to be used in writing covered call options will be determined based on the Sub-Adviser’s opinion of the outlook for the underlying security, market opportunities and option price volatilities.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Portfolio is recorded as an asset and equivalent liability. The Portfolio then adjusts over time the asset or liability to the market value of the option. Options that are traded over-the-counter are valued using one of three methods: dealer quotes, industry models with objective inputs, or by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security. Exchange-traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Portfolio’s options strategy will vary depending on market circumstances and other factors.

If the value of the underlying security increases significantly, the Portfolio may look to buy back the covered call options written or close out the covered call option for cash settlement and then re-establish a new covered call option position in the security by writing new covered call options at higher exercise prices. If an underlying security’s price declines, the Portfolio may let the covered call options expire or buy back the covered call options written and sell new covered call options at lower exercise prices on that security.

The Portfolio may seek to execute option rolls (as described above) such that the premium received from writing new covered call options exceeds the amounts paid to close the positions being replaced. In this event, if the price of a security against which a covered call option has been written has risen, the covered call option roll would be written on a larger portion of the Portfolio’s holding in that security. The Portfolio may also write covered call options with different characteristics and managed differently than described in this paragraph.

Other Information Regarding the Investment Strategy of the James Alpha Global Real Estate Investments Portfolio

The Portfolio may, from time to time, take defensive positions that are inconsistent with the Portfolio’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Manager may determine that the Portfolio should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Portfolio may not achieve its investment objective.

The Sub-Adviser may invest the Portfolio’s cash balances in any investments it deems appropriate and as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), including but not limited to, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Portfolio in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Manager and the Portfolio’s portfolio manager are subjective.

The Portfolio has no current intent to sell securities short. The Portfolio does not intend to use leverage through borrowing for investment purposes. However, the Board may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. Although the portfolio turnover rate is generally not expected to exceed 300%, it may vary greatly from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate.

The Portfolio may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Manager, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Portfolio. The Portfolio’s high rate of turnover will result in higher brokerage commissions and will cause a portion, and potentially a high proportion, of the Portfolio’s distributions to be characterized as short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. Additionally, in the case of the Portfolio, most of its dividends will be from REITs and the dividends from REITs do not generally “qualify” for the reduced tax rate on regular corporate dividends. See “Tax Consequences.”

There is no assurance what portion, if any, of the Portfolio’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”). As a result, there can be no assurance as to what portion of the Portfolio’s distributions will be designated as qualified dividend income. See “Tax Consequences.”

Portfolio Investments of the James Alpha Global Real Estate Investments Portfolio

The Portfolio may invest in the following types of securities, subject to certain limitations as set forth below.

Real Estate Investment Trusts. The Portfolio invests in REITs and their foreign equivalents. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. Distributions received by the Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio that is comprised of REIT shares. Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

Common Stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the cost of capital rises and borrowing costs increase.

Foreign Securities. Foreign securities in which the Portfolio may invest include direct investments in equity securities of foreign issuers that are traded on a foreign securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter. The Portfolio is not limited in the amount of assets it may invest in such foreign securities; however, the Portfolio limits its investments in any single foreign country to no more than 25%. As an alternative to holding foreign traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities, and exchange traded funds).

General Investment Policies of the James Alpha Global Real Estate Investments Portfolio

Temporary or Cash Investments. Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position. If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Risks of Investing in the James Alpha Global Real Estate Investments Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities that are held in the Portfolio’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly. The Portfolio only invests in REITs and other publicly traded real estate securities in the Index which are defined as securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBIDA from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing; therefore, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Portfolio does not invest in real estate directly, the Portfolio may be subject to risks similar to those associated with direct ownership in real property. The value of the Portfolio’s common shares are affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

  Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.
  Office and Industrial Properties. Office and industrial properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
  Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.
  Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

  Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
  Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.
  Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

  Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Portfolio invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.
  Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Portfolio’s investment performance.
  Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.
  Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Portfolio could be reduced.
  REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Portfolio may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Portfolio on its investment in such company. See “REIT Risk” below.
  Financing Issues. Financial institutions in which the Portfolio may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

REIT Risk. Investments in REITs will subject the Portfolio to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Portfolio invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Portfolio were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Portfolio’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

The Portfolio’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Portfolio’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Portfolio’s basis in such REIT, the Portfolio will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Portfolio distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Portfolio, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Portfolio’s common shares, such shareholder will generally recognize a capital gain.

A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

The Portfolio does not have any investment restrictions with respect to investments in REITs.

Current Conditions. The residual effects of instability in the United States, European and other credit markets has continued to make it more difficult for some borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, some borrowers may be subject to increased interest expenses for borrowed money and tight underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Portfolio invests to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could reduce the number of real estate companies that are publicly traded and, consequently reduce the Portfolio’s investment opportunities.

Common Stock Risk. The Portfolio invests its net assets in common stocks and writes covered call options on shares owned by the Portfolio. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Portfolio may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which the Portfolio invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk. The Portfolio may invest an unlimited amount of its net assets in foreign securities; provided, that the Portfolio will limit its investments in the issuers of any single foreign country to 25% of its net assets. The Portfolio’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets back into the United States, or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

The Portfolio may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Portfolio forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an “American-style” option has no control over when, during the exercise period of the option, it may be required to fulfill its obligation as a writer of the option. This does not apply for “European-style” options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price. Thus, the use of options may require the Portfolio to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Portfolio can realize above the exercise price of an option, or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Portfolio were unable to close out a covered call option that it had written, it would not be able to sell the underlying portfolio security unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out a covered call option by buying such covered call option.

The Portfolio intends to primarily write covered call options that are exchange-traded options but may write over-the-counter options. Exchange-traded options may also be illiquid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading on an exchange were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily at 4:00 p.m. Eastern time, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option may reduce the Portfolio’s capital appreciation potential on the underlying security.

Risk of Limitation on Call Option Writing. The number of call options the Portfolio can write is limited by the securities held by the Portfolio, and further limited by the fact that call options represent 100 share lots of the underlying securities. The Portfolio does not write “naked” or uncovered call options. Furthermore, the Portfolio’s options transactions are subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or written in one or more accounts or through one or more brokers. Thus, the number of options which the Portfolio may write may be affected by options written by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Foreign Currency Risk. Although the Portfolio reports its net asset value and pays expenses and distributions in U.S. dollars, the Portfolio intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Portfolio’s investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Portfolio’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Portfolio invests are more volatile than those of other countries and, therefore, the Portfolio’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Medium and Small Capitalization Company Risk. The Portfolio concentrates its investments in real estate related securities. Many issuers of real estate securities are small to medium capitalization companies, some of which may be newly formed. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Medium and small capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend. Although income may not be a primary goal of the Portfolio, dividends can cushion returns in a falling market.

Management Risk. The Portfolio is subject to management risk because it is an actively managed portfolio. The Portfolio’s successful pursuit of its investment objective depends upon the Model and the Sub-Adviser’s ability to manage the Portfolio in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Sub-Adviser, the Sub-Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Portfolio from achieving its investment objective.

Defensive Positions. During periods of adverse market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Portfolio will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Portfolio Turnover Risk. The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

James Alpha Hedged High Income Portfolio

Overview: The Manager of Managers Approach of the James Alpha Hedged High Income Portfolio

The Manager is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Portfolio. The Manager believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Portfolio. Through a blending of sub-advisory firms, or managers, with complementary styles and approaches, the Manager intends to manage the Portfolio in a “manager of managers” approach by selecting and overseeing multiple sub-advisers who manage using a distinct investment style for a segment of the Portfolio’s assets (see “Management of the Portfolio—The Sub-Advisers” below). The Sub-Advisers selected by the Manager adhere to strict investment disciplines, with the objective of achieving reduced risk through increased diversification. Important elements of the Manager’s oversight are the periodic rebalancing employed to ensure an appropriate mix of investments in the Portfolio, and ongoing evaluation of the Sub-Advisers to ensure they do not deviate from the stated investment objectives or strategies. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies.

Principal Investment Strategies of the James Alpha Hedged High Income Portfolio

The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long short, long-only, short-only and hedging strategies.

Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). These include, among others, corporate bonds and bank loans, asset-backed securities and mortgage-backed securities, U.S. government securities, non U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, closed-end funds and derivative instruments, including options; financial futures; swaps, including credit default swaps; options on futures and swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes.

It is expected that the Portfolio will keep its average duration equal to or below three years. A duration of three years means that a portfolio’s or security’s price would be expected to decrease by approximately 3 percent with a 1 percent increase in interest rates (assuming a parallel shift in yield curve), and increase by approximately 3 percent in the event of a 1 percent decrease in interest rates.

The Portfolio seeks to achieve its investment objectives by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies. The principal investment strategies that may be employed by the Portfolio include the following:

  Senior Loan Floating Rate Strategy. The senior loan floating rate strategy concentrates on liquid investment opportunities in senior-secured and second-lien loans and bonds. The anticipated benefits of this strategy are three-fold: 1) seniority in the capital structure provides greater security in a default scenario, 2) current yield component stabilizes returns and helps dampen volatility, and 3) floating-rate nature of loans provides a natural hedge against rising interest rates and inflation. Companies with attractive free cash flow characteristics and the ability to deliver organically are targeted. The focus for this strategy is on downside protection with the aim of achieving superior returns with a conservative risk profile.
  Short Duration High Yield Strategy. The short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility. The portfolio managers seek to identify short-maturity high yield bonds in smaller, less-followed companies. The strategy is hedged primarily with an ETF that tracks the Russell 2000® Index, which has exhibited a strong correlation to high yield credit spreads, to attempt to further dampen volatility during market corrections. The strategy is diversified across 35–45 high yield bonds. The short position will range between 10 percent to 30 percent of the nominal value of the strategy during periods of normal market conditions and may increase to 50 percent during periods of high volatility.
  Relative Value Long/Short Debt Strategy. The relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. The strategy is primarily focused within the corporate credit, securitized credit, and agency and non-agency mortgage-backed securities sectors. It invests in both investment and non-investment grade bonds. Proprietary research tools include credit spread analysis, which is based upon, among other things, a proprietary credit default methodology, mortgage prepayment forecasting and credit option-adjusted spread analysis.

  Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. The strategy is primarily focused on investments in U.S. and European fixed income securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis.

One or more of the above strategies may be achieved through investments in ETFs and other exchange-traded products, and other registered investment companies instead of direct investments.

The Portfolio does not have minimum or maximum limitations with respect to the allocations of the assets to any investment strategy.

The Manager’s investment process is based on a consultative four step approach:

1)	Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints;
2)	Manager Research – Sourcing and vetting investment managers;
3)	Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and
4)	Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

The Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus, but which are described in the Statement of Additional Information. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

General Investment Policies of the James Alpha Hedged High Income Portfolio

Sub-Advisers. To achieve the Portfolio’s investment objectives, the Manager will generally utilize Sub-Advisers with expertise in various types of investment strategies using a “manager of managers” approach. The Sub-Advisers may use a variety of investment techniques in managing their portion of the Portfolio. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Manager selects the Sub-Advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, and allocates the assets of the Portfolio among the Sub-Advisers. The Manager reviews a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies.

Temporary or Cash Investments. Under normal market conditions, the Portfolio will seek to stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position. If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested. To the extent that the Portfolio uses a money market fund for its cash position, there will be duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objectives and Strategies. The Portfolio’s investment objectives and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the James Alpha Hedged High Income Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objectives. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Active Trading Risk. The Portfolio may engage in frequent trading of portfolio securities that may result in increased transaction costs, thereby lowering its actual return. Frequent trading also may increase short term gains and losses, which may affect tax liability.

Bank Loans Risk. There are a number of risks associated with an investment in bank loans including, credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Portfolio’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. If the borrower defaults on its obligation to pay, there is the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Portfolio to lose income or principal on a particular investment, which in turn could affect the Portfolio’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. Individually negotiated or OTC derivative instruments in which the Portfolio may invest, such as OTC swaps and forwards, are subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. The Manager attempts to mitigate this risk by not entering into transactions with any counterparty that the Manager believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller” or “seller of protection”) receives pre-determined periodic payments from the other party (the “buyer” or “buyer of protection”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened credit and counterparty risks. The Portfolio will not act as a seller of protection.

Credit Risk. The issuers of fixed income instruments in which the Portfolio invests may experience financial difficulty and may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating. This risk is increased to the extent the Portfolio invests in bonds related below investment-grade bonds (junk bonds). An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Portfolio may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options, futures, swaps, and forward foreign currency contracts. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of OTC derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

Special Risks of Swaps. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Exchange-Traded Funds (ETF) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Foreign Securities Risk. The Portfolio’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets back into the United States, or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Government Securities Risk. The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of higher volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

High-Yield (Junk Bond) Bond Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Income Generation Risk. One or more of the strategies may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the Portfolio’s ability to meet its stated investment objectives of high current levels of income.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Portfolio’s performance.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Leverage Risk. Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio. Leverage also exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Portfolio positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as commodity-linked notes and ETFs, may include “embedded” leverage and pay a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Liquidity Risk. An investment is considered to be illiquid if the Portfolio is unable to sell such investment at a fair price within a reasonable amount of time. An investment may be deemed illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. The Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. The sub-advisers’ investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Portfolio to sell these securities at favorable prices. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market. Many issuers of real estate securities are small to medium capitalization companies, some of which may be newly formed.

Mortgage- and Asset-Backed Securities Risk. The Portfolio may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Portfolio may reinvest these early payments at lower interest rates, thereby reducing the Portfolio’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile as the value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of the securities decrease). Securities may be prepaid at a price less than the original purchase value.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Risk of Investing in Other Investment Companies. The Portfolio may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Portfolio invests in other investment companies, the Portfolio’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Portfolio may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Portfolio may invest in other investment companies that invest in a manner consistent with the Portfolio’s investment objectives and strategies, including the use of ETFs.

Short Sales Risk. If the Portfolio sells short a security that it does not own and the security increases in value, the Portfolio will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding the same security long. It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Portfolio’s potential volatility. The more the Portfolio pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Portfolio originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited.

In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Portfolio may be unable to implement its investment strategy due to a lack of available securities or for other reasons.

The Portfolio normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Portfolio may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Portfolio is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Portfolio may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to a variety of factors, including the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, the Portfolio may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

James Alpha Macro Portfolio

Principal Investment Strategies of the James Alpha Macro Portfolio

The Portfolio intends to seek to achieve its investment objective by investing all or substantially all of its assets in various market sectors (Sectors). The Sectors in which the Portfolio will principally invest are the following: (i) commodities; (ii) global inflation-linked bonds; (iii) event-linked securities, (iv) global market equities; (v) emerging market bonds; (vi) global market currencies; (vii) high-yield bonds; (viii) quantitative; and (ix) global macro. The Portfolio’s assets are allocated across the Sectors based on the Manager’s forecasted return and risk characteristics for each Sector and a top-down assessment of the market environment, the relative strength of the opportunities available in each Sector and the volatility and correlation of the Sectors.

The Portfolio may invest no more than 33⅓% of its assets in any single Sector at the time of initial investment or as a result of a rebalancing. The actual Sector weightings may deviate from the maximum allocation percentage from time to time due to market movements, but this will not necessarily result in the Manager rebalancing the Sector allocations.

Sector Investment Strategies

Commodities. In this Sector, the Portfolio intends primarily to take long and short positions in commodity swap agreements, as well as commodity options and futures, ETFs and index-linked and commodity-linked “structured” notes (collectively “commodity-linked investments”). The Portfolio’s investments in this Sector will focus primarily on crude oil, heating oil, gasoline, natural gas, aluminum, copper, lead, nickel, uranium, zinc, gold, silver, wheat, corn, soybeans, cotton, sugar, cocoa, cattle and hogs, but may also include other commodities. To identify investment opportunities in this Sector, the Manager considers macro-economic fundamentals, monetary and fiscal policy, capital flows and other factors affecting the supply and demand for commodities.

The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in the Subsidiary are intended to provide the Portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Portfolio. The investment policies of the Subsidiary are the same as the investment policies of this Sector of the Portfolio.

The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to this Sector of the Portfolio and will follow substantially the same compliance policies and procedures as the Portfolio, to the extent they are applicable. The Portfolio will always own 100% of the Subsidiary’s interests.

The Portfolio’s and the Subsidiary’s investments in this Sector may involve leverage because futures contracts and other derivative instruments are leveraged. Other investments, such as commodity-linked notes and ETFs, may include “embedded” leverage and pay a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. Both direct and embedded forms of leverage will magnify the positive and negative return of the Portfolio and may increase the Portfolio’s volatility as compared to an unlevered fund.

Global Inflation-Linked Bonds. In this Sector, the Portfolio intends to invest primarily in inflation-linked bonds, treasury bonds and related derivatives, which may be held long and short. Inflation-linked bonds are generally fixed income securities whose principal values or interest payments are periodically adjusted according to the rate of inflation. Such bonds and related derivatives will primarily be securities issued by or related to sovereign governments of developed countries, but may also include securities issued by companies or other entities not affiliated with governments, including but not limited to, investment grade senior and subordinated debt, tranches of collateralized mortgage obligations, tranches of collateralized debt obligations, corporate securities, bank debt and sovereigns in countries deemed to be emerging markets. To identify investment opportunities in this Sector, the Manager will consider macro-economic fundamentals, monetary and fiscal policy, capital flows, issuance policy and other related factors that the Manager believes will influence market pricing.

Event-Linked Securities. In this Sector, the Portfolio will invest primarily in investments with exposure to remote risks focusing on the super-catastrophe segment of the insurance risk market, including, but not limited to, U.S. hurricane and earthquake, European windstorm, Japanese earthquake and typhoon. The investments will generally take the form of Rule 144A bonds, insurance derivatives, including swaps, and reinsurance contracts whose returns are linked to such natural disasters that are primarily offered by domestic and offshore insurance companies to reinsure their obligations under catastrophic insurance policies. The return of principal and payment of interest of an event-linked bond are generally contingent on the non-occurrence of a specified trigger event, such as the aforementioned natural disasters. In many cases, the trigger event will not be deemed to have occurred unless the event happened in a particular geographic area and was of a certain magnitude (based on scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event occurs prior to a bond’s maturity, the Portfolio may lose all or a portion of its principal and additional interest. If the trigger event does not occur, the Portfolio will recover its principal plus interest. While principally employing a long strategy, the Portfolio may employ some hedging techniques to manage risk concentrations in this Sector and may short certain instruments to attempt to capture what the Manager believes are mispricing opportunities in the market.

Global Market Equities. In this Sector, the Portfolio will invest primarily in long and short positions in equities, ETFs, and derivatives such as options, futures and swaps, relating to global markets. The Portfolio may invest in global equities (i.e., companies that are domiciled, or have operations, in countries outside the emerging markets, including the United States), developed country government bonds or currencies, and futures, options and ETFs on developed market equity indices or the Chicago Board Options Exchange Volatility Index. The Portfolio may utilize leverage to enhance anticipated returns in this Sector. In selecting investments in this Sector, the Manager will rank emerging market sovereigns as strong or weak based on fundamentals, including inflation and monetary policy, exchange rate regime, balance of payments, politics and macroeconomic performance.

Emerging Market Bonds. In this Sector, the Portfolio will invest primarily in long and short positions in bonds, promissory notes and other fixed-income securities issued by governments, government-related entities or public companies and denominated in major global currencies (e.g., U.S. Dollars, Japanese Yen, British Pounds, Euros, Canadian Dollars, Australian Dollars, Swedish Krona and Swiss Francs). The Portfolio may also invest in derivatives, such as futures, options and swaps, of emerging market sovereign, public or private issuers and Organization for Economic Co-Operation and Development (OECD) sovereign, public or private issuers experiencing stress such that they exhibit characteristics and risks similar to emerging market issuers, as determined by the Manager. In managing this Sector, the Manager will seek to identify investment opportunities by considering a number of different factors, including macro-economic fundamentals, monetary and fiscal policy, capital flows, issuance policy, industry fundamentals and other related factors that the Manager believes will influence market pricing.

Global Market Currencies. In this Sector, the Portfolio will invest primarily in long and short positions in bonds, loans, promissory notes, other fixed-income securities denominated in emerging market currencies (i.e., primarily non-OECD countries), interest rate swaps, credit default swaps, emerging market spot and forward currencies, cash-settled forwards, and other swaps, including volatility swaps, of emerging market sovereign, public or private issuers. In addition to investing in emerging market currencies, this Sector may invest in global currencies (i.e., the currencies of countries outside the emerging markets, including the United States). In managing this Sector, the Manager will seek to identify investment opportunities by considering macro-economic fundamentals, monetary and fiscal policy, capital flows, issuance policy, industry fundamentals, and other related factors that the Manager believes will influence market pricing.

High-Yield Bonds. In this Sector, the Portfolio will invest primarily in high-yield securities (commonly known as “junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality.

Quantitative. This Sector may employ strategies that incorporate a number of advanced quantitative techniques for determining the relative value of financial instruments in the global markets. These methods may use sophisticated mathematical models to analyze and/or discover factors that impact market pricing. Additionally, proprietary high frequency trading models may be used in order to exploit complex or subtle mispricing’s that have been identified in the market.

Global Macro Strategy. This Sector’s objective is to invest primarily in long or short exposures to securities permitted in the any of the above described eight Sectors. The focus of this Sector is on directional trading of these exposures. In managing this Sector, the Manager will seek to identify investment opportunities by considering a number of different factors, including macro-economic fundamentals, the investment process recommendations, and other related factors. In making these assessments, the Manager will consider the relative strength, volatility and correlation of the opportunities. The Portfolio may allocate no more than 50% of its risk-based capital to the Global Macro or Global Equities Sectors, and may allocate no more than 33⅓% of its capital to any of the remaining Sectors.

All Sectors. The term “emerging markets” as used herein refers to those countries which the Manager considers to be emerging market or frontier emerging market countries. The emerging markets in which the Portfolio may invest may change over time based on economic developments in individual countries and based on the Manager’s assessment of such economic, market, and other developments.

The Manager’s strategies incorporate a number of quantitative techniques for determining the relative value of financial instruments in the global markets, which use mathematical models to analyze and/or discover factors that the Manager believes impact market pricing. Additionally, in executing the Portfolio’s investment strategy for a Sector, the Manager may utilize proprietary high frequency trading models in order to exploit complex or subtle mispricings that the Manager believes exist in the market. If used, such high frequency trading will lead to higher portfolio turnover.

The Portfolio uses derivatives, including futures, options and swaps, as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives held by the Portfolio across the various Sectors will fluctuate from time to time but collectively could represent economic exposure as high as or higher than 50% of the total assets of the Portfolio. Accordingly, the Portfolio and the Subsidiary may maintain a substantial amount of their assets in cash and cash equivalents as required margin for futures contracts, as required segregation under SEC rules and to collateralize swap exposure.

The Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

The “Principal Investment Strategies” discussed in this Prospectus are not the exclusive strategies that the Portfolio may employ and additional investment strategies may be added in the future without the approval of shareholders. For additional information regarding the types of instruments in which the Portfolio may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Portfolio’s Statement of Additional Information.

General Investment Policies of the James Alpha Macro Portfolio

Temporary or Cash Investments. Under normal market conditions, the Portfolio will seek to stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position. If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Regulation under the Commodity Exchange Act. The Manager is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (“CFTC”) and is subject to CFTC regulation with respect to the Portfolio. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Manager as the Portfolio’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Manager’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Portfolio, the Portfolio may incur additional compliance and other expenses. The Manager is also registered as a Commodity Trading Adviser (“CTA”) but, with respect to the Portfolio, relies on an exemption from CTA regulation available for a CTA that also serves as the Portfolio’s CPO. The CFTC has neither reviewed nor approved the Portfolio, its investment strategies, or this prospectus.

Change in Investment Objective and Strategies. The Portfolio’s investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the James Alpha Macro Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Active Trading Risk. The Portfolio may engage in frequent trading of portfolio securities that may result in increased transaction costs, thereby lowering its actual return. Frequent trading also may increase short term gains and losses, which may affect tax liability.

Commodities Risk. The Portfolio or the Subsidiary may invest in commodity-linked investments that may subject it to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity-linked derivative investments may subject the Portfolio and the Subsidiary to leveraged market exposure for commodities.

Counterparty Risk. Individually negotiated or OTC derivative instruments in which the Portfolio may invests, such as OTC swaps and forwards, are subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. The Manager attempts to mitigate this risk by not entering into transactions with any counterparty that the Manager believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Credit Risk. The issuers of fixed income instruments in which the Portfolio invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Portfolio invests in bonds related below investment-grade bonds (junk bonds). An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Portfolio may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of OTC derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd-Frank and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Emerging Market Securities Risk. Investment in emerging markets subjects the Portfolio to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflations, deflation, or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Portfolio’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement prices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Portfolio. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Event-Linked Securities Risk. Factors influencing performance of event-linked securities tend to encompass different variables than the usual factors influencing performance of stock and fixed income markets. The type, frequency and severity of natural disasters and other events that trigger an increase or decline in the value of or income from event-linked securities (“trigger events”) are difficult to predict. Actual losses may vary greatly from expected losses that are based on predictions about trigger events and thus, the expected return on an investment with respect to such instruments is difficult to calculate. For example, with respect to weather-linked instruments, climate changes can affect the occurrence of a Trigger Event. Event-linked securities may at any given time be illiquid, thus, the sale of these investments may be made at substantial discounts, delayed or impossible. Event-linked securities are not offered or traded on exchanges, and investors in event-linked securities do not benefit from the regulatory protections of such exchanges, the SEC or other governmental or regulatory authorities in any jurisdiction. Event-linked securities may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Exchange-Traded Funds (ETF) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Equity Securities Risk. The Sector is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Sector’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. The Sector may invest in equity securities without regard to market capitalization.

Foreign Securities Risk. The Portfolio’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Global Macro Strategy Risk. Because this Sector’s objective is to invest primarily in long or short exposures to securities permitted in the any of the other eights Sectors, the risks described under the headings of such other Sectors are generally applicable to this Sector. The focus of this Sector is on directional trading of these exposures, on an opportunistic and speculative basis, and where the Manager is unable to or incorrectly implements such directional trading, the Portfolio’s risk-based capital and overall portfolio may lose value.

High-Yield Bond Risk (Junk Bond). Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Inflation-Linked Bonds. Inflation-linked bonds are generally fixed income securities whose principal values or interest payments are periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds may also be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) may be reduced.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Portfolio’s performance.

Leverage Risk. Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio. Leverage also exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Portfolio positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as commodity-linked notes and ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Limited Number of Holdings Risk. Because a large percentage of the assets of a particular Sector may be invested in a limited number of investments, a change in the value of these investments could significantly increase the volatility and affect the value of that Sector and the Portfolio.

Liquidity Risk. An investment is considered to be illiquid if the Portfolio is unable to sell such investment at a fair price within a reasonable amount of time. An investment may be deemed illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. The Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Management Risk. The Portfolio relies heavily on the Manager’s evaluation of the risk, potential returns and correlation among the Sectors. Although the Portfolio’s investments span multiple markets and asset classes, all markets are subject to declines and it is possible that more than one Sector will experience declines simultaneously. In addition, the Sector weightings are based on the Manager’s evaluation of the correlation between the Sectors, among other factors, which is based on historical patterns that may not repeat in the future. There is no guarantee that the investment techniques and risk analysis used by the Manager will produce the desired results.

Market Capitalization Risk. Stocks have different market capitalizations: small, medium and large. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed and asset-backed securities. This is due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed and asset-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Manager could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in NAV.

Mortgage-backed and asset-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, the Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed and asset-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Short Sales Risk. If the Portfolio sells short a security that it does not own and the security increases in value, the Portfolio will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding the same security long. It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Portfolio’s potential volatility. The more the Portfolio pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Portfolio originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited.

In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Portfolio may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Portfolio normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Portfolio may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Portfolio is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Portfolio may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to a variety of factors, including the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, the Portfolio may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Subsidiary Risk. The Subsidiary, unlike the Portfolio, may invest without limitation in commodity-linked derivatives. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”) and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, the Portfolio, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Subsidiary and the Portfolio and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax or withholding tax on the Subsidiary. If this were to change, the Subsidiary may have to pay such taxes and Portfolio shareholders will experience decreased returns.

Tax Risk. As a regulated investment company, the Portfolio must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code. The Portfolio intends to treat the income it derives from the Subsidiary as qualifying income based on the principles underlying a number of private letter rulings provided to third-parties not associated with the Portfolio. However, the Portfolio has not received such a private letter ruling, and the Portfolio is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. If the IRS were to change its position with respect to the conclusions reached in these private letter rulings or determines that the Portfolio should have sought its own private letter ruling, the income and gains from the Portfolio’s investment in the Subsidiary might be nonqualifying income, and there is a possibility such change in position might be applied to the Portfolio retroactively, in which case the Portfolio might not qualify as a regulated investment company for one or more years. In this event, the Portfolio’s Board of Trustees would consider what action to take, which could include a significant change in investment strategy or liquidation. For more information, please see the “Certain Tax Considerations” section in the Portfolio’s Statement of Additional Information.

Quantitative Strategy Risk. The Portfolio may use quantitative mathematical models that rely on patterns inferred from historical prices and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Portfolio. Further, as market dynamics shift over time, a previously highly successful model may become outdated – perhaps without the Manager recognizing that fact before substantial losses are incurred. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Portfolio, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Portfolio.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

James Alpha Managed Risk Domestic Equity Portfolio

Principal Investment Strategies of the James Alpha Managed Risk Domestic Equity Portfolio

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the S&P 500 Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to S&P 500 Index companies primarily through ETFs, mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks.

The Portfolio’s options hedging strategy attempts to reduce the risk associated with the Portfolio’s long equity exposure with two different strategies – a low volatility strategy and a high volatility strategy. The low volatility strategy, referred to as a “calendar spread” will seek to protect the Portfolio from significant market downturns (e.g., a drop of 12% or more in the value of the S&P 500 Index) by buying significantly out of the money put options and offsetting the cost of these put options by selling (writing) put options with a shorter maturity and with an exercise (strike) price that is higher than the purchased put options. Out of the money put options are options with a strike price that is lower than the market price of the underlying asset. When market volatility is low and options are less expensive, the Portfolio will seek to own more put options long than it sells (writes) short to provide greater protection during a significant market downturn.

The high volatility strategy seeks to protect the Portfolio from modest market downturns (e.g., a drop of between 6% and 8% in the value of the S&P 500 Index). Conventional put spreads consist of buying slightly out of the money put options and selling put options that are further out of the money with the same expiration. Typically, the notional value of the put spreads will be larger than the Portfolio’s exposure from its long equity strategy. The Portfolio expects primarily to use listed exchange-traded options.

A put option is a standardized contract that gives the buyer of the option the right, but not the obligation, to sell a specified amount of an underlying security at a specified time and price in exchange for paying a premium. When the Portfolio buys a put option, it has the right to sell the underlying security at the specified time and price. When the Portfolio sells (writes) a put option, the purchaser has the option to sell the underlying security to the Portfolio and receive the specified price.

When market volatility is high, the Portfolio may also sell (write) covered call options to generate additional income. A call option is the opposite of a put option and gives the holder the right to buy shares of an underlying security at a specified time and price in exchange for paying a premium. “Covered” call options are call options sold (written) by the Portfolio on securities that it owns.

Although the Portfolio intends to be hedged at all times using at least one of the above strategies, the Portfolio may from time to time use a combination of option hedging strategies. The Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices.

The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). This strategy will be used opportunistically to express the Sub-Adviser’s views on whether actual market volatility will be higher or lower than expected volatility. This strategy will include either buying long put or call options on volatility ETFs or employing a covered option spread on volatility ETFs. A covered option spread will consist of buying (or selling) slightly out of the money call or put options and selling (or buying) call or put options that are further out of the money with the same expiration.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers or investments that provide exposure to equity securities of U.S. issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio considers various factors when determining whether a company is in a particular country or region/continent, including whether (1) it is organized under the laws of a country or in a country in a particular region/continent; (2) it has a principal office in a country or in a country in a particular region/continent; (3) it derives 50% or more of its total revenues from businesses in a country or in a country in a particular region/continent; and/or (4) its securities are traded principally on a security exchange, or in an over-the-counter (OTC) market, in a particular country or in a country in a particular region/continent. The Portfolio will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers or investments that provide exposure to equity securities of U.S. issuers and in derivatives and other instruments that have economic characteristics similar to such securities.

The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the S&P 500 Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% of its assets.

The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk (i.e., the amount of net option premiums paid in implementing the hedging strategy), the time to expiration of options, the rate that options lose value as they near maturity (known as Theta), the risk of gain or loss resulting from changes in volatility (known as Vega), and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can.

The strategies employed by the Sub-Adviser and the Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

The “Principal Investment Strategies” discussed in this Prospectus are not the exclusive strategies that the Portfolio may employ and additional investment strategies may be added in the future without the approval of shareholders. For additional information regarding the types of instruments in which the Portfolio may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Portfolio’s Statement of Additional Information.

General Investment Policies of the James Alpha Managed Risk Domestic Equity Portfolio

Sub-Adviser(s). To achieve the Portfolio’s investment objective, the Manager will rely on the Sub-Adviser. The Sub-Adviser may use a variety of investment techniques in managing the Portfolio. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Manager has discretion to select additional sub-advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, to and allocate the assets of the Portfolio among the sub-adviser(s). The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies.

Temporary or Cash Investments. Under normal market conditions, the Portfolio will seek to stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies. The Portfolio’s investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the James Alpha Managed Risk Domestic Equity Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Borrowing. The Portfolio will borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Portfolio’s NAV and on the Portfolio’s investments. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the long equity positions held by the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Swaps. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

Exchange-Traded Funds (ETF) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of higher volatility and/or equity market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Leverage Risk. Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio. Leverage also exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and derivatives. Except in the case of borrowing, the Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Portfolio positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Management Risk. The investment techniques and risk analysis used by the portfolio managers may not produce the desired results. For example, there is no guarantee that the hedging strategy employed by the Sub-Adviser will produce a portfolio with the level of reduced exposure to stock market risk that is expected by the Sub-Adviser. In addition, the Portfolio’s hedging strategy will cause the Portfolio to underperform the broader equity markets during market rallies and to underperform significantly during sharp market upswings. There is no guarantee that the Portfolio’s hedging strategies will protect against all market losses and may cause the Portfolio to lose money during modest market downturns.

Non-Diversification Risk. The Portfolio is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Portfolio’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Portfolio more than would occur in a diversified fund.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

James Alpha Managed Risk Emerging Markets Equity Portfolio

Principal Investment Strategies of James Alpha Managed Risk Emerging Markets Equity Portfolio

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the MSCI Emerging Markets Index and to enhance these returns through the use of leverage. The MSCI Emerging Markets Index measures the performance of securities across 23 emerging market countries (i.e., countries that are in the early stages of their industrial cycle).

The Portfolio will achieve exposure to MSCI Emerging Markets Index companies primarily through ETFs, mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks.

The Portfolio’s options hedging strategy attempts to reduce the risk associated with the Portfolio’s long equity exposure with two different strategies – a low volatility strategy and a high volatility strategy. The low volatility strategy, referred to as a “calendar spread” will seek to protect the Portfolio from significant market downturns (e.g., a drop of 12% or more in the value of the MSCI Emerging Markets Index) by buying significantly out of the money put options and offsetting the cost of these put options by selling (writing) put options with a shorter maturity and with an exercise (strike) price that is higher than the purchased put options. Out of the money put options are options with a strike price that is lower than the market price of the underlying asset. When market volatility is low and options are less expensive, the Portfolio may seek to own more put options long than it sells (writes) short to provide greater protection during a significant market downturn.

The high volatility strategy seeks to protect the Portfolio from modest market downturns (e.g., a drop of between 6% and 8% in the value of the MSCI Emerging Markets Index). Conventional put spreads consist of buying slightly out of the money put options and selling put options that are further out of the money with the same expiration. Typically, the notional value of the put spreads will be larger than the Portfolio’s exposure from its long equity strategy. The Portfolio expects primarily to use listed exchange-traded options.

A put option is a standardized contract that gives the buyer of the option the right, but not the obligation, to sell a specified amount of an underlying security at a specified time and price in exchange for paying a premium. When the Portfolio buys a put option, it has the right to sell the underlying security at the specified time and price. When the Portfolio sells (writes) a put option, the purchaser has the option to sell the underlying security to the Portfolio and receive the specified price.

When market volatility is high, the Portfolio may also sell (write) covered call options to generate additional income. A call option is the opposite of a put option and gives the holder the right to buy shares of an underlying security at a specified time and price in exchange for paying a premium. “Covered” call options are call options sold (written) by the Portfolio on securities that it owns.

Although the Portfolio intends to be hedged at all times using at least one of the above strategies, the Portfolio may from time to time use a combination of option hedging strategies. The Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices.

The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). This strategy will be used opportunistically to express the Sub-Adviser’s views on whether actual market volatility will be higher or lower than expected volatility. This strategy will include either buying long put or call options on volatility ETFs or employing a covered option spread on volatility ETFs. A covered option spread will consist of buying (or selling) slightly out of the money call or put options and selling (or buying) call or put options that are further out of the money with the same expiration.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of emerging market issuers or investments that provide exposure to equity securities of emerging market issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio considers various factors when determining whether a company is in a particular country or region/continent, including whether (1) it is organized under the laws of a country or in a country in a particular region/continent; (2) it has a principal office in a country or in a country in a particular region/continent; (3) it derives 50% or more of its total revenues from businesses in a country or in a country in a particular region/continent; and/or (4) its securities are traded principally on a security exchange, or in an over-the-counter (OTC) market, in a particular country or in a country in a particular region/continent. The Portfolio will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities of emerging market issuers and in derivatives and other instruments that have economic characteristics similar to such securities.

The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the MSCI Emerging Markets Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% of its assets.

The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk (i.e., the amount of net option premiums paid in implementing the hedging strategy), the time to expiration of options, the rate that options lose value as they near maturity (known as Theta), the risk of gain or loss resulting from changes in volatility (known as Vega), and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can.

The strategies employed by the Sub-Adviser and the Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

The “Principal Investment Strategies” discussed in this Prospectus are not the exclusive strategies that the Portfolio may employ and additional investment strategies may be added in the future without the approval of shareholders. For additional information regarding the types of instruments in which the Portfolio may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Portfolio’s Statement of Additional Information.

General Investment Policies of the James Alpha Managed Risk Emerging Markets Equity Portfolio

Sub-Adviser(s). To achieve the Portfolio’s investment objective, the Manager will rely on the Sub-Adviser. The Sub-Adviser may use a variety of investment techniques in managing the Portfolio. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Manager has discretion to select additional sub-advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, to and allocate the assets of the Portfolio among the sub-adviser(s). The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies.

Temporary or Cash Investments. Under normal market conditions, the Portfolio will seek to stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies. The Portfolio’s investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the James Alpha Managed Risk Emerging Markets Equity Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Borrowing. The Portfolio will borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Portfolio’s NAV and on the Portfolio’s investments. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the long equity positions held by the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Currency/Exchange Rate Risk. The dollar value of the Portfolio’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Portfolio may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. OTC derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Swaps. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

Emerging Market Securities Risk. Investment in emerging markets subjects the Portfolio to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflations, deflation, or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Portfolio’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement prices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Portfolio. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

Equity Securities Risk. The Portfolio is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. The Portfolio’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities.

Exchange-Traded Funds (ETF) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Foreign Securities Risk. The Portfolio’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets back into the United States, or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and equity market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of higher volatility and/or equity market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting equity market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Leverage Risk. Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio Leverage also exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and derivatives. Except in the case of borrowing, the Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Portfolio positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Management Risk. The investment techniques and risk analysis used by the portfolio managers may not produce the desired results. For example, there is no guarantee that the hedging strategy employed by the Sub-Adviser will produce a portfolio with the level of reduced exposure to stock market risk that is expected by the Sub-Adviser. In addition, the Portfolio’s hedging strategy will cause the Portfolio to underperform the broader equity markets during market rallies and to underperform significantly during sharp market upswings. There is no guarantee that the Portfolio’s hedging strategies will protect against all market losses and may cause the Portfolio to lose money during modest market downturns.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Non-Diversification Risk. The Portfolio is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Portfolio’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Portfolio more than would occur in a diversified fund.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s NAV per share to experience significant increases or declines in value over short periods of time.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

James Alpha Multi Strategy Alternative Income Portfolio

Overview: The Manager of Managers Approach of the James Alpha Multi Strategy Alternative Income Portfolio

The Manager is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Portfolio. The Manager believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Portfolio. Through a blending of sub-advisory firms, or managers, with complementary styles and approaches, the Manager intends to manage the Portfolio in a “manager of managers” approach by selecting and overseeing multiple sub-advisers who manage using a distinct investment style for a segment of the Portfolio’s assets (see “Management of the Portfolio—The Sub-Advisers” below). The Sub-Advisers selected by the Manager adhere to strict investment disciplines, with the objective of achieving reduced risk through increased diversification. Important elements of the Manager’s oversight are the periodic rebalancing employed to ensure an appropriate mix of elements in the Portfolio, and ongoing evaluation of the Sub-Advisers to ensure they do not deviate from the stated investment objective or strategies. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies but if it exercises such discretion, will likely manage only a portion of the Portfolio’s equity strategies.

Principal Investment Strategies of the James Alpha Multi Strategy Alternative Income Portfolio

The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies. By combining multiple, distinct investment strategies, the Portfolio seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Portfolio invests and with limited correlation to individual markets.

The principal investment strategies that may be employed by the Portfolio include the following:

  Equity Strategies. The Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies. Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities. A long position is established when the portfolio managers anticipate a price increase in the asset and a short position is established when the portfolio managers anticipate a price decrease in the asset. The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets. The Portfolio’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Portfolio’s short positions. The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles). Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps, which provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Portfolio’s investment strategies more efficiently than investing directly in stocks.

  Real Estate-Related Strategies. The Portfolio’s real estate-related strategy is to invest, either directly or through other investment companies, in publicly traded REITs, including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies. REITs are typically small or medium capitalization stocks which fall within the range of $250 million to $10 billion in equity market capitalization. The Portfolio may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs). The REITs and other real estate and real estate-related companies in which the Portfolio may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Portfolio may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies. The Portfolio may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the portfolio manager’s view on the direction of the real estate market.
  Master Limited Partnership (MLP) Strategies. The Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs. MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. Interests in MLPs trade on a public stock exchange, similar to stock of corporations. ETNs are unsecured debt obligations issued by a bank or other financial institution that seek to track the performance of an index, an MLP index in the case of the Portfolio, over a specified period. Like MLPs, interests in ETNs trade on a public exchange.

  The Portfolio will primarily invest in MLPs, or MLP-related ETN’s, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio will generally invest in MLPs and ETNs that the portfolio managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations.

  Merger Arbitrage Strategies. The Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The Portfolio may invest in common stocks and preferred stocks of any size market capitalization, and without limitation in securities of foreign companies.

  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Portfolio may employ investment techniques that involve leverage, such as short selling, borrowing against a line of credit for investment purposes and purchasing and selling options. The merger arbitrage strategy most frequently used by the Portfolio involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. The Portfolio may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Portfolio may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Portfolio than if the Portfolio had invested directly in such securities.

  Risk-Adjusted Long/Short Debt Strategy. The risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). These include, among others, corporate bonds, U.S. government securities, non-U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, exchange-traded products and derivative instruments, including options; financial futures; swaps, including credit default swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies may be used by the Portfolio in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes.

  The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by Standard and Poor’s Financial Services LLC, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis.

The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

Certain of the Portfolio’s investment strategies may utilize derivatives and other instruments, such as leveraged ETFs, that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Portfolio’s exposure to an asset class and may cause the Portfolio’s net asset value to be more volatile than a fund that does not use leverage. To the extent that the Portfolio uses derivative instruments, the Portfolio will have the potential for greater gains, as well as the potential for greater losses, than if the Portfolio did not use derivatives or other instruments that have an economic leveraging effect.

The Portfolio’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this Prospectus. The Portfolio may also invest in securities and other investments not described in this Prospectus, but which are described in the Statement of Additional Information. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

Other Investment Strategies of the James Alpha Multi Strategy Alternative Income Portfolio

The Portfolio may employ a market neutral investment strategy, although initially does not expect that this will be a principal investment strategy of the Portfolio. Market neutral strategies employ quantitative techniques to analyze price and other technical data and forecast future price movements of equity securities, sectors or markets, on which purchase and sale decisions can be made. These quantitative techniques include factor-based and statistical arbitrage/trading strategies. Factor-based strategies are those which use fundamental data, such as price to earnings ratios and dividend yields, as their inputs to find securities that are believed to be either attractive or unattractive investments. These investments are then typically paired as one long (attractive) position and one short (unattractive) position in equal dollar amounts, so as to be “market neutral” when combined. Statistical arbitrage/trading strategies use statistical data, such as statistical measures of a security’s return and risk characteristics, as their inputs instead of fundamental data, to achieve the same dollar market neutral strategy and objective.

The Portfolio’s market neutral strategies, if used, may gain equity exposure through investments in individual stocks or through derivative instruments, such as options, futures or swaps that provide equity exposure. The Portfolio’s ability to generate positive returns from its market neutral strategies will depend on whether, in a rising market, the Portfolio’s long positions increase in value more than the securities underlying the Portfolio’s short positions and, in a declining market, whether the securities underlying the Portfolio’s short positions decrease in value more than the Portfolio’s long positions.

The “Principal Investment Strategies” and “Other Investment Strategies” discussed in this Prospectus are not the exclusive strategies that the Portfolio may employ and additional investment strategies may be added in the future without the approval of shareholders. For additional information regarding the types of instruments in which the Portfolio may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Portfolio’s Statement of Additional Information.

General Investment Policies of the James Alpha Multi Strategy Alternative Income Portfolio

Sub-Advisers. To achieve the Portfolio’s investment objective, the Manager will generally utilize Sub-Advisers with expertise in various types of investment strategies using a “manager of managers” approach. The Sub-Advisers may use a variety of investment techniques in managing their portion of the Portfolio. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Manager selects the Sub-Advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, and allocates the assets of the Portfolio among the Sub-Advisers. The Manager reviews a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies but if it exercises such discretion, will likely manage only a portion of the Portfolio’s equity strategies.

Temporary or Cash Investments. Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies. The Portfolio’s investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the James Alpha Multi Strategy Alternative Income Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stock Risk. The Portfolio invests its net assets in common stocks and writes covered call options on shares owned by the Portfolio. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which the Portfolio invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Counterparty Risk. Individually negotiated or over-the-counter derivatives, such as over-the-counter swaps and options, are subject to counterparty risk, which is the risk that the other party to a contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio.

Credit Risk. The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating. This risk is increased to the extent the Portfolio invests in bonds related below investment-grade bonds (junk bonds). An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives that the Portfolio primarily expects to use include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Over-the-counter derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Portfolio to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Options. If the Portfolio sells a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Special Risks of Swaps. Over-the-counter swap transactions are two-party transactions and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Over-the-counter swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain

SEC and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Government Securities Risk. The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

High Yield Bond (Junk Bond) Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, present more credit risk than investment grade bonds and subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. These risks may be greater in the current market environment because interest rates are at historically low levels. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Emerging Market Securities Risk. The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Exchange-Traded Funds (“ETF”) Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Exchange-Traded Notes Risk (“ETN”). Exchange-traded notes are subject to the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the exchange-traded note.

Foreign Securities Risk. The Portfolio’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Industry Specific Risk. The energy infrastructure MLPs in which the Portfolio invests are subject to risks specific to the industry they serve, including the following:

  Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
  Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an energy infrastructure MLP.
  Slowdowns in new construction and acquisitions can limit growth potential.
  A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
  Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure MLP to make distributions.
  Changes in the regulatory environment could adversely affect the profitability of energy infrastructure MLPs.
  Extreme weather or other natural disasters could impact the value of energy infrastructure MLP securities.
  Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
  Threats of attack by terrorists on energy assets could impact the market for energy infrastructure MLP securities.
  Local political and economic instability could affect the operations of MLPs and energy companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks.
  Recently, the price of oil, natural gas and other fossil fuels has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. There can be no assurance that the price of oil, natural gas and other fossil fuels will not decline further and have a further adverse effect.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Investment Focus Risk. To the extent the Portfolio invests a greater amount in any one sector or industry, such as real estate or energy, the Portfolio’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Portfolio if conditions adversely affect that sector or industry.

Leverage Risk. Leverage exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, written options and derivatives. The Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Portfolio positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. For example, there is no guarantee that the Portfolio’s mixture of long and short equity positions will produce a portfolio with reduced exposure to stock market risk and may cause the Portfolio to underperform the broader equity markets during market rallies. The sub-advisers investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or Sub-Adviser is incorrect.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Portfolio to sell these securities at favorable prices. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market. Many issuers of real estate securities are small to medium capitalization companies, some of which may be newly formed.

Micro Cap Companies Risk. The Portfolio may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

Merger Arbitrage Risk. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Portfolio’s performance.

MLP Risk. An MLP is a public limited partnership or a limited liability company. Investment in MLPs involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, dilution risks and cash flow risks.

MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid or trade less frequently than conventional publicly traded securities. Where certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times and it may be more difficult for the Portfolio to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the sub-adviser believes it is desirable to do so. This may affect adversely the Portfolio’s ability to make dividend distributions.

The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments and, accordingly, during periods of interest rate volatility these investments may not provide attractive returns.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly. The Portfolio only invests in REITs and other publicly traded real estate and real estate-related securities. Although the Portfolio does not invest in real estate directly, the Portfolio may be subject to risks similar to those associated with direct ownership in real property. The value of the Portfolio’s common shares is affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. To the extent the Portfolio receives REIT distributions that represent mortgage interest or rent, the Portfolio’s distributions may be taxable as ordinary income to investors of the Portfolio. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses are not reflected in the above fee table.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks. These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

REIT Risk. Investments in REITs will subject the Portfolio to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Portfolio invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Portfolio were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Portfolio’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

The Portfolio’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Portfolio’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Portfolio’s basis in such REIT, the Portfolio will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Portfolio distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Portfolio, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Portfolio’s common shares, such shareholder will generally recognize a capital gain.

A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

Short Sales Risk. If the Portfolio sells short a security that it does not own and the security increases in value, the Portfolio will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding the same security long. It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Portfolio’s potential volatility. The more the Portfolio pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Portfolio originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited.

In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Portfolio may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Portfolio normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Portfolio may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Portfolio is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Portfolio may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to a variety of factors, including the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, the Portfolio may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Tax Risk. The Portfolio’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

Volatility Risk. The Portfolio may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIOS

James Alpha Advisors, LLC, a registered investment adviser located at 515 Madison Avenue, New York, New York 10022, serves as the manager (the “Manager” or “James Alpha”) and investment adviser to the James Alpha Macro Portfolio. The James Alpha Global Real Estate Investments Portfolio, James Alpha Hedged High Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio and James Alpha Hedged High Income Portfolio are managed by James Alpha and advised by investment advisers.

As of September 30, 2017, James Alpha managed approximately $595 million in assets.

The SEC has granted exemptive relief (the “Order”) to permit the Manager, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Portfolio without shareholder approval. This means that the Manager could reduce a sub-advisory fee and retain a larger percentage of the management fee or increase a sub-advisory fee and retain a smaller percentage of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Manager compensates the sub-adviser out of its management fee. Under a manager of managers structure, the Manager would have ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing a Portfolio’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a sub-adviser, shareholders of the Portfolio will receive notification of the change. A manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by a Portfolio to be increased or change the Manager’s obligations under an investment advisory agreement, including the Manager’s responsibility to monitor and oversee sub-advisory services furnished to a Portfolio, without shareholder approval.

The following sets forth certain information about each of the Portfolios:

James Alpha Global Real Estate Investments Portfolio

The Board of Trustees of the Trust (the “Board”) unanimously approved an Assignment and Assumption Agreement to the Investment Management Agreement between the Trust, on behalf of the Portfolio, and the Portfolio’s former manager, Ascent Investment Advisors, LLC (“Ascent”), (the “Management Agreement”), to cause an assignment of the Management Agreement from Ascent to James Alpha that was effective on August 3, 2017. Under the Management Agreement, the Portfolio compensates James Alpha for its management services at the annual rate of 0.90% of the average daily net assets of the Portfolio.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objective and policies, and making recommendations with respect to the hiring, termination or replacement of sub-advisers. The Manager also maintains related records for the Portfolio.

Pursuant to the Expense Limitation Agreement, James Alpha has agreed to waive all of the management fee payable to James Alpha by the Portfolio on Class S assets, less any portion of such fee that is payable by James Alpha to the Sub-Adviser. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees.

Portfolio Expenses. The Board also approved a new Operating Expense Limitation Agreement between the Trust, on behalf of the Portfolio, and James Alpha Advisors that is on the same terms as the operating expense limitation agreement that was in place with Ascent. Pursuant to the Operating Expense Limitation Agreement, the Total Annual Portfolio Operating Expenses will not exceed 1.19% of the Portfolio’s average net assets for Class S shares, effective August 3, 2017. Pursuant to the Operating Expense Limitation Agreement, James Alpha Advisors has agreed to limit its fees and/or absorb expenses of the Portfolio (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, and extraordinary or non- routine expenses). The Operating Expense Limitation Agreement for Class S shares will be in effect through December 31, 2018. The Operating Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. James Alpha Advisors is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Management Agreement was included in the Portfolio’s Annual Report to Shareholders dated August 31, 2017.

The Sub-Adviser

The Board unanimously approved an Assignment and Assumption Agreement to the Investment Sub-Advisory Agreement between Ascent and Ranger Global Real Estate Advisors, LLC (the “Investment Sub-Advisory Agreement”) to cause an assignment of the Investment Sub-Advisory Agreement from Ascent to James Alpha that was effective on August 3, 2017. Pursuant to the Investment Sub-Advisory Agreement, Ranger manages the Portfolio’s assets, the Manager compensates Ranger out of the investment advisory fees it receives from the Portfolio. The Manager oversees Ranger for compliance with the Portfolio’s investment objective, policies, strategies and restrictions, and monitors Ranger’s adherence to its investment style. The Board of Trustees supervises the Manager and Ranger, establishes policies that Ranger must follow in its management activities, and oversees the hiring and termination of any sub-adviser recommended by the Manager.

Ranger is located at 415 Madison Avenue, 14th floor, New York, New York 10017. As of September 30, 2017, Ranger had approximately $526.5 million in assets under management.

James Alpha Hedged High Income Portfolio

Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 1.70% of the Portfolio’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objectives and policies using the “manager of managers” approach discussed in the “Overview” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of Sub-Advisers. The Manager also maintains related records for the Portfolio.

The Manager may invest the Portfolio’s assets in securities and other instruments. The Manager may exercise this discretion in order to invest the Portfolio’s assets pending allocation to a Sub-Adviser, to hedge the Portfolio against exposure created by a Sub-Adviser, or to modify the Portfolio’s exposure to a particular investment or market-related risk. The Manager may also exercise this discretion over unallocated assets and may reallocate to itself assets previously allocated to a Sub-Adviser.

Pursuant to the Expense Limitation Agreement, the Manager has agreed to waive all of the management fee payable to the Manager by the Portfolio on Class S assets, less any portion of such fee that is payable by the Manager to the Sub-Advisers. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees.

Portfolio Expenses. The Portfolio is responsible for its own operating expenses. Pursuant to an operating expense limitation, the Manager has agreed to pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio and Acquired Fund Fees and Expenses) do not exceed 1.99% of the Portfolio’s average net assets for Class S shares through December 31, 2018, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived (other than on Class S shares) and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the management fees were waived or expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of expenses. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement and the Sub-Advisory Agreements is included in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2017.

The Sub-Advisers

The Manager, on behalf of the Portfolio, has entered into a sub-advisory agreement with each Sub-Adviser, and the Manager compensates the Sub-Advisers out of the investment advisory fees it receives from the Portfolio. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees the Sub-Advisers for compliance with the Portfolio’s investment objectives, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Manager and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Manager.

Not all of the Sub-Advisers listed for the Portfolio may be actively managing assets for the Portfolio at all times. To the extent that a Sub-Adviser is not actively managing assets for the Portfolio, the Portfolio may not be employing the investment style utilized by that Sub-Adviser to achieve its investment objectives. Subject to the oversight of the Board of Trustees, the Manager may allocate Portfolio assets away from a Sub-Adviser. Situations in which the Manager may make such a determination include the level of assets in the Portfolio, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

Concise is located at 1111 Brickell Avenue, Suite 1525, Miami, Florida 33131, and is a registered investment adviser. Concise has entered into a joint venture with an affiliate of Canepa US, LLC, a subsidiary of a global wealth management firm that creates and develops investment platforms in global growth theme and geographies. Concise had assets under management of approximately $526.5 million as of September 30, 2017.

Amundi is located at 280 South Mangum Street, Suite 301, Durham, North Carolina 27701, and is a registered investment adviser. Amundi currently manages assets for an international client base including corporate and public pension funds, insurance companies, endowments, foundations, Taft-Hartley funds, central and supranational banks, and funds of funds. As of September 30, 2017, Amundi had approximately $11.9 billion in assets under management.

Coherence, a registered investment adviser, is a global fixed income focused alternative investment firm founded in January 2012. Coherence is located at 515 Madison Avenue, 24th Floor, New York, New York 10014. As of September 30, 2017, Coherence had assets under management of approximately $404 million.

James Alpha Macro Portfolio

Subject to the supervision of the Trust’s Board of Trustees, the Manager is responsible for managing the Portfolio’s investments under an investment advisory agreement (the “Advisory Agreement”) between the Portfolio and the Manager. The Board approved the Advisory Agreement with the Manager, which was approved by the Portfolio’s shareholders on April 4, 2016, and has an initial term of two years.

Under the Advisory Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 1.10% of the Portfolio’s average daily net assets, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee, as described below.

As with the Portfolio, the Manager is responsible for the selection of the Subsidiary’s investments pursuant to a separate investment advisory agreement between the Subsidiary and the Manager that was approved by the Board. Under this advisory agreement, the Manager provides the Subsidiary the same type of investment advisory services, under the substantially the same terms, as are provided to the Portfolio. The Subsidiary will pay the Manager a fee at an annual rate of 1.10% of the Subsidiary’s average daily net assets. Although the Portfolio indirectly bears this expense as a result of the Portfolio’s ownership of the Subsidiary, the Manager has agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee it receives from the Subsidiary. In addition, the Manager has agreed to waive the management fee payable by the Subsidiary on assets in Class S. The Subsidiary, and indirectly the Portfolio, will also bear fees in connection with the custody, transfer agency, audit and legal services that the Subsidiary receives.

Pursuant to the Expense Limitation Agreement, the Manager has agreed to waive all of the management fees payable to the Manager by the Portfolio on Class S assets. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees.

Portfolio Expenses. The Portfolio is responsible for its own operating expenses. Pursuant to the Expense Limitation Agreement, the Manager has agreed to pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses for the Portfolio) do not exceed 1.25% of the Portfolio’s average net assets, for Class S shares through December 31, 2018, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived (other than on Class S shares) and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the management fees were waived or expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees.

The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of expenses.

The Expense Limitation Agreement can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ most recent investment advisory contract approvals is available in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2017.

James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio

Under separate Management Agreements, each Portfolio compensates the Manager for its management services at the annual rate of 1.20% of the Portfolio’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing each Portfolio in accordance with its investment objective and policies, and making recommendations with respect to the hiring, termination or replacement of sub-advisers. The Manager also maintains related records for each Portfolio.

The Manager may invest the Portfolios’ assets in securities and other instruments. The Manager may exercise this discretion in order to invest the Portfolios’ assets pending allocation to a sub-adviser, to hedge the Portfolios against exposure created by a sub-adviser, or to modify the Portfolios’ exposure to a particular investment or market-related risk. The Manager may also exercise this discretion over unallocated assets and may reallocate to itself assets previously allocated to a sub-adviser.

Pursuant to separate Expense Limitation Agreements, the Manager has agreed to waive all of the management fees payable to the Manager by the Portfolios on Class S assets, less any portion of such fee that is payable by the Manager to the Sub-Adviser.

The Expense Limitation Agreements can be terminated during their term only by, or with the consent of, the Board of Trustees.

Portfolio Expenses. The Portfolios are responsible for their own operating expenses. Pursuant to the Expense Limitation Agreements, the Manager has agreed to pay expenses of the Portfolios to ensure that the total amount of Portfolios’ operating expenses (excluding front end and contingent deferred sales loads, taxes, leverage, interest, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) do not exceed 1.99% of each Portfolio’s average net assets for Class S shares through December 31, 2018, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived (other than on Class S shares) and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the management fees were waived or expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. Each Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of expenses. Each Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements and the Sub-Advisory Agreements was included in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2017.

The Sub-Adviser

The Manager, on behalf of each Portfolio, has entered into sub-advisory agreements with EAB to manage the Portfolios’ assets using its hedged equity strategy, and the Manager compensates EAB out of the investment advisory fees it receives from the Portfolios.

EAB makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager.

The Manager oversees EAB for compliance with the Portfolios’ investment objective, policies, strategies and restrictions, and monitors EAB’s adherence to its investment style. The Board of Trustees supervises the Manager and EAB, establishes policies that EAB must follow in its management activities, and oversees the hiring and termination of any sub-adviser recommended by the Manager.

EAB Investment Group, LLC

EAB is located at 103 Carnegie Center, Suite 300, Princeton, New Jersey 08540. EAB’s hedged equity strategy is designed to try to meet the needs of investors looking to improve the profile of their portfolio on a risk adjusted basis. As of September 30, 2017, EAB had approximately $394 million in assets under management. In addition to the EAB Portfolio Managers, EAB’s management team includes James C. Riggio. Mr. Riggio is the Chief Operations Officer at EAB. Prior to joining EAB, Mr. Riggio was the Founder and Chief Executive Officer of Highland Financial Group, a portfolio management company and consultancy that focused on options based risk management. Previously, Mr. Riggio was also a Partner at PricewaterhouseCoopers, a Vice President and General Manager at Unisys and a Client Executive at IBM.

James Alpha Multi Strategy Alternative Income Portfolio

Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 2.00% of the Portfolio’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objective and policies using the “manager of managers” approach discussed in the “Overview” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of Sub-Advisers. The Manager also maintains related records for the Portfolio.

The Manager may invest the Portfolio’s assets in securities and other instruments. The Manager may exercise this discretion in order to invest the Portfolio’s assets pending allocation to a Sub-Adviser, to hedge the Portfolio against exposure created by a Sub-Adviser, or to modify the Portfolio’s exposure to a particular investment or market-related risk. The Manager may also exercise this discretion over unallocated assets and may reallocate to itself assets previously allocated to a Sub-Adviser.

Pursuant to the Expense Limitation Agreement, the Manager has agreed to waive all of the management fee payable to the Manager by the Portfolio on Class S assets, less any portion of such fee that is payable by the Manager to the Sub-Advisers. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees.

Portfolio Expenses. The Portfolio is responsible for its own operating expenses. Pursuant to the Expense Limitation Agreement, the Manager has agreed to pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, and extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) do not exceed 2.50% of the Portfolio’s average net assets for Class S shares through December 31, 2018, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived (other than on Class S shares) and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the Expense Cap in place at the time the management fees were waived or expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of expenses. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement and the Sub-Advisory Agreements is included in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2017.

The Sub-Advisers

The Manager, on behalf of the Portfolio, has entered into a sub-advisory agreement with each Sub-Adviser, and the Manager compensates the Sub-Advisers out of the investment advisory fees it receives from the Portfolio. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees the Sub-Advisers for compliance with the Portfolio’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Manager and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Manager.

Not all of the Sub-Advisers listed for the Portfolio may be actively managing assets for the Portfolio at all times. To the extent that a Sub-Adviser is not actively managing assets for the Portfolio, the Portfolio may not be employing the investment style utilized by that Sub-Adviser to achieve its investment objective. Subject to the oversight of the Board of Trustees, the Manager may allocate Portfolio assets away from a Sub-Adviser. Situations in which the Manager may make such a determination include the level of assets in the Portfolio, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

Ranger Global Real Estate Advisors, LLC

The Manager has entered into a sub-advisory agreement with Ranger to manage the real estate-related strategies portion of the Portfolio’s assets. Ranger is located at 415 Madison Avenue, 14th floor, New York, New York 10017. Ranger, a registered investment adviser focused on real estate-related securities, had approximately $526.5 million in assets under management as of September 30, 2017. For its sub-advisory services to the Portfolio, Ranger receives from the Manager compensation based on the portion of the Portfolio’s assets for which it acts as sub-adviser.

Bullseye Asset Management LLC

The Manager has entered into a sub-advisory agreement with Bullseye to manage certain assets in the equity strategies portion of the Portfolio’s assets. Bullseye is located at 8055 East Tufts Avenue, Suite 720, Denver, Colorado 80237. Bullseye is focused on investing in small cap equities. As of September 30, 2017, Bullseye managed approximately $73.4 million in assets.

Kellner Private Fund Management, LP

The Manager has entered into a sub-advisory agreement with Kellner to manage the merger arbitrage strategies portion of the Portfolio’s assets. Kellner is located at 900 Third Avenue, New York, New York 10022. As of September 30, 2017, Kellner managed approximately $92 million in assets.

Yorkville Capital Management LLC

The Manager has entered into a sub-advisory agreement with Yorkville to manage a portion of the Portfolio’s assets using its MLP-related strategy. Yorkville is located at 405 Park Avenue, New York, New York 10022. Yorkville’s MLP-related strategy is designed to try to meet the needs of investors looking for high-income producing investment vehicles with capital appreciation potential. As of September 30, 2017, Yorkville had approximately $228 million in assets under management.

Coherence Capital Partners LLC

The Manager has entered into a sub-advisory agreement with Coherence to manage a portion of the Portfolio’s assets using a risk-adjusted long/short debt strategy. Coherence, a registered investment adviser, is a global fixed income focused alternative investment firm founded in January 2012, and is located at 515 Madison Avenue, 24th Floor, New York, New York 10014. As of September 30, 2017, Coherence had assets under management of approximately $404 million.

PORTFOLIO MANAGERS

Kevin R. Greene, James S. Vitalie, Michael J. Montague and Akos Beleznay are responsible for the day-to-day management of the James Alpha Macro Portfolio.

Kevin R. Greene, James S. Vitalie, Michael J. Montague, Akos Beleznay, Glenn Koach, Tom Krasner, Jon Duensing, Sal Naro, Vincent Mistretta, and Michael Cannon are responsible for the day-to-day management of the James Alpha Hedged High Income Portfolio.

Kevin R. Greene, James S. Vitalie and Michael J. Montague are responsible for the day-to-day management of the segment of the James Alpha Managed Risk Domestic Equity Portfolio’s and the James Alpha Managed Risk Emerging Markets Equity Portfolio’s respective portfolio managed by the Manager, as well as for oversight of each Portfolio’s portfolio managed by EAB. Edward Boll, William Visconto, and James Ryan are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolios’ assets managed by EAB.

Andrew J. Duffy, CFA is responsible for the day-to-day management of the James Alpha Global Real Estate Investments Portfolio.

Kevin R. Greene, James S. Vitalie and Michael J. Montague are responsible for the day-to-day management of the segment of the James Alpha Multi Strategy Alternative Income Portfolio’s portfolio managed by the Manager, as well as for oversight of the Portfolio’s portfolio managed by the Sub-Advisers. Andrew J. Duffy, CFA is the Portfolio Manager primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Ranger. William H. Bales and Jakob V. Holm, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Bullseye. Christopher Pultz, Portfolio Manager, Merger Arbitrage and George Kellner, CEO & Chief Investment Officer, have primary responsibility for the day-to-day management of the segment of the Portfolio’s assets managed by Kellner. Darren R. Schuringa, CFA, James A. Hug, Leonard Edelstein, and William N. Hershey are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Yorkville. Messrs. Naro, Mistretta and Cannon are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Coherence.

The following is additional information regarding the portfolio managers identified above.

Kevin R. Greene serves as a Managing Partner of the Manager, and is responsible for overseeing the day to day management of the firm. Mr. Greene is the former Chairman & CEO of Capital Resource Holdings, LLC the holding company parent of CRA RogersCasey, one of the leading pension consulting firms in the United States. Prior to CRA RogersCasey, he founded Bryant Park Capital, a privately held investment bank specializing in private equity financing and mergers and acquisitions for both private and public companies in the United States and Europe. Since 1991, Mr. Greene has served as the Chairman and CEO of KR Group, an international consulting and investment banking firm which he founded.

James S. Vitalie serves as Chief Executive Officer of the Manager and has over 20 years of experience successfully building financial services firms. Formerly the Institutional Group Head of Old Mutual Capital serving on the Executive and Product Development Committees, Mr. Vitalie was responsible for distribution and marketing of mutual funds, separate accounts and registered hedge fund of fund products. Prior to Old Mutual, Mr. Vitalie was the President of Curian Capital, an industry leading managed account platform. At Curian, Mr. Vitalie created the infrastructure of the asset management firm, developed and executed its strategic plan, and served as the Chairman of the Investment Policy Committee. Additionally, Mr. Vitalie was President of Foliofn Institutional, a financial services and technology company. As President of Century Business Services (CBZ) Retirement and Wealth Management Services division Mr. Vitalie created the strategic direction of the company, led the acquisition and integration efforts for the division and established their broker dealer and registered investment advisor. While at CBZ Mr. Vitalie was also responsible for securing the financing and launching of Allbridge Solutions as well as serving as its President and COO. Prior to CBZ, Mr. Vitalie was a partner at The Benefits Group, where he was responsible for the pension and investment services group. Lastly, Mr. Vitalie practiced corporate transactional law at Eckert, Seamans, Cherin & Mellott. Mr. Vitalie is also an officer of the Trust.

Michael J. Montague serves as Chief Operating Officer of the Manager and is responsible for daily operations of the Manager as well as independent risk monitoring for the Manager’s funds. Most recently Mr. Montague worked as a Portfolio Manager for a global macro fund primarily responsible for commodity research and trading. Mr. Montague previously served as a Portfolio Manager for Chapin Hill Advisors, Inc., overseeing asset allocation, trading, and investment activity. Prior to Chapin Hill Advisors, Mr. Montague served as a Portfolio Manager for the Cayuga MBA Fund LLC, a long/short equity hedge fund. He began his career with Schlumberger where he spent six years working as a Senior Geophysicist in Schlumberger’s Oilfield Services division.

Akos Beleznay serves as Chief Investment Officer of the Manager and is responsible for managing research and asset allocation for the Manager. Prior to joining the Manager, Mr. Beleznay was the Chief Investment Officer at Riverside, the asset management arm of HFR (Hedge Fund Research, Inc.) managing over one billion dollars of fund of hedge fund products. Before Riverside, Mr. Beleznay served as the Chief Investment Officer at Commerce Asset Management and CSG Asset Management with responsibility for managing funds of hedge funds and a hedge fund index replication product. Mr. Beleznay also served as the Director of Consulting Research for Equitas Capital Advisors, LLC from 2002 to 2010 and the Chief Investment Officer of Equitas Evergreen Fund LP, a fund of hedge funds with $300 million in assets, from 2003 to 2010. Mr. Beleznay has a PhD degree in Physics from Eotvos Lorand University, Hungary and an MBA from Tulane University.

Andrew J. Duffy, CFA, is the President and Chief Investment Officer of Ranger and senior portfolio manager of the Portfolio since its inception. Mr. Duffy has over 25 years of global real estate securities experience in the private and public markets. From January 2008 through February 2009, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities. From February 2006 until December 2007, he was with Hunter Global Investors, L.P where he was the Co-Portfolio Manager of the Hunter Global Real Estate Fund. From 1999 to 2006, he was a Portfolio Manager at TIAA-CREF, during which time he was directly responsible for managing over $3 billion in global real estate equity and debt securities held in pension portfolios, college savings plans, open-end mutual funds and the firm’s proprietary general account. Between 1993 and 1999, Mr. Duffy was a Senior Research Analyst at Eagle Asset Management, where he launched and managed a dedicated real estate securities investment program in which he was responsible for fundamental analysis, security selection, portfolio construction and the covered call option writing strategy. His other professional experience includes being a Partner at Raymond James & Associates where, as an investment banker, he managed public offerings and advised on mergers and acquisitions.

Prior to his career in investments, Mr. Duffy served for five years as an officer in the United States Army, where his assignments included serving as a detachment commander in the 7th Special Forces Group and as company executive officer and platoon leader in the 82nd Airborne Division. Mr. Duffy received a B.S. in electrical engineering from the United States Military Academy at West Point in 1979 as a Distinguished Graduate (top 5% of class) and an M.B.A. from Harvard Business School in 1986. He earned the Chartered Financial Analyst designation in 1996.

Glenn Koach co-founded Concise in 2004 and currently serves as President and Portfolio Manager. Mr. Koach has over 30 years of experience in managing short-term, high-yield funds. Prior to founding Concise, Mr. Koach co-founded Riverside Capital Advisers in 1984, a boutique institutional investment management firm specializing in short-term, high-yield securities, which grew to over $400 million under management. As a corporate board director, Mr. Koach has guided several companies through difficult fianancial situtations including turn-arounds, workouts and bankruptcies. In addition, Mr. Koach is an experienced corporate executive, having held key positions with both public and private companies, including CEO of Group Long Distance, Inc. (GLD). Mr. Koach began his careeer at Peat, Marwick, Mitchell & Co. and was a CPA. Mr. Koach holds a Bachelor of Economics with a degree in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Tom Krasner co-founded Concise in 2004 and currently serves as Principal and Portfolio Manager. Mr. Krasner has spent over 25 years in fixed income, distressed debt and high yield bonds. He has extensive experience in corporate restructurings, credit analysis, portfolio management, and workouts. Prior to co-founding Concise with Mr. Koach, Mr. Krasner was Executive VP at Harch Capital Management, responsible for restructuring high yield bonds and bank loans. Previously, Mr. Krasner was a Principal and Portfolio Manager at Riverside Capital Advisers, co-managing the short-term high yield portfolio with Mr. Koach. Mr. Krasner began his career at Alden Asset Management, a $4 billion life insurance company, where he ran a $250 million private placement portfolio. Mr. Krasner holds a B.A. in Economics, English and Mathematical Sciences and M.A. in Economics from Rice University. From 1996 to 1998 he was President of the CFA Society Miami. He has served on boards of different companies.

Jon Duensing, Deputy Chief Investment Officer and Senior Portfolio Manager, joined Amundi in 1996 and currently heads the Corporate Credit Investment Team. He is responsible for the firm’s credit-related absolute return portfolios.

Sal Naro is Managing Member, Chief Executive Officer, and Chief Investment Officer of Coherence, which he founded in January 2012. Prior to forming Coherence, Mr. Naro was the Vice Chairman of Jefferson National Financial Corp. and Chief Executive Officer at Jefferson National Asset Management.

Vincent Mistretta is the President and Co-Senior Portfolio Manager, Chairman of Offshore Board of Coherence, which he joined in January 2012. Prior to joining Coherence, Mr. Mistretta was a Senior Portfolio Manager at Jefferson National Asset Management.

Michael Cannon is Senior Portfolio Manager at Coherence, which he joined in January 2014. Prior to joining Coherence, Mr. Cannon was with UBS Investment Bank for 16 years, most recently as Managing Director and Co-Head of Investment Grade Credit Trading.

Edward Boll is the Founder, Chief Executive Officer, and Director of Portfolio Management of EAB, prior to which he was the co-Founder of DC Trading Partners, LLC; a senior portfolio manager at Goldman Sachs SLK Hull Derivatives Group; and Founder of TFM Investment Group, New York Division.

William Visconto is the Founder, President and Director of Risk Management at EAB. Previously, Mr. Visconto was Head Volatility Trader at McGowan Investors LLC; co-Founder of Volare Capital; and Head of Portfolio Management and Trading Floor Operations for PFTC Advisors and PFTC Trading.

James Ryan is the Director of Strategy Development at EAB. Previously, Mr. Ryan co-founded RB Derivatives LP, a quantitative equity trading firm. In 1990, Mr. Ryan co-founded Heard Trading, LLC. Heard Trading, LLC specialized in proprietary option trading and ETF arbitrage.

William H. Bales serves as Portfolio Manager and Member of Bullseye and has 20 years experience investing in small cap equities. Prior to joining Bullseye, Mr. Bales served as the Portfolio Manager at Janus Capital Management responsible for the Janus Venture Fund and separately managed portfolios in the Small Cap Growth discipline.

Jacob V. Holm serves as Portfolio Manager, Member, and Chief Compliance Officer of Bullseye and has 16 years of investment experience. Prior to joining Bullseye, Mr. Holm served as the Portfolio Manager at Janus Capital Management responsible for the Janus Adviser Small Company Value Fund, Janus Aspen Small Company Value Fund and separately managed portfolios in the Small Company Value discipline.

Christopher Pultz joined Kellner in 1999 and leads the Firm’s merger arbitrage investing activities. In addition, Mr. Pultz is a member of the firm’s management committee where he provides broad input on strategic matters. Mr. Pultz began his career at Neuberger Berman LLC where he was a government bond trader and also provided allocation recommendations to that firm’s internal investment management teams. Mr. Pultz holds a B.S. in finance from Fairfield University and an M.B.A from Fordham University Graduate School of Business. Mr. Pultz is a member of the Firm’s multi-strategy fund investment committee.

George Kellner has been in the hedge fund business for over 30 years and founded Kellner DiLeo & Co., LP (the predecessor entity to Kellner) in 1981. Prior to Kellner, Mr. Kellner was a Senior Vice President and founded the arbitrage department of Donaldson, Lufkin & Jenrette. Before commencing his arbitrage career, Mr. Kellner was a Vice President and House Counsel of the Madison Fund where he had broad responsibilities as a financial analyst and portfolio manager. Mr. Kellner began his professional career as a securities lawyer at the Wall Street law firm of Carter, Ledyard and Milburn and holds a B.A. from Trinity College, a J.D. from Columbia Law School and an M.B.A. from New York University’s Leonard Stern Graduate School of Business. He is a Chartered Financial Analyst and a former Adjunct Assistant Professor of Finance at New York University. Mr. Kellner is a member of the Firm’s multi-strategy fund investment committee.

Darren R. Schuringa, CFA, is the Founder of Yorkville, prior to which he was Partner with Estabrook Capital Management and co-Portfolio Manager of a Morningstar five-star rated energy-centric mutual fund.

James A. Hug is a Portfolio Manager at Yorkville and a pioneer in MLP Research and investing. Prior to joining Yorkville, Mr. Hug worked at Janney Montgomery Scott for over 20 years where he conducted independent research on the MLP asset class.

Leonard Edelstein is a Portfolio Manager at Yorkville and the first member of the Yorkville investment team to discover the MLP asset class. Mr. Edelstein has over 30 years of investment experience, specializing in MLP investment for over 20 years. Prior to joining Yorkville, Mr. Edelstein was a Vice President with Morgan Stanley.

William N. Hershey has served as the head trader at Yorkville since 2014 and sits on the investment committee with trading and portfolio management responsibilities. Mr. Hershey joined Yorkville in 20111 as an analyst after graduation from Vanderbilt University in 2011.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolios.

Supervision

Saratoga Capital Management, LLC (“SCM”), 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, serves the Portfolios in a supervision capacity with responsibility to monitor the performance of the Portfolios’ outside service providers (other than sub-advisers, if any, which are monitored by each Portfolio’s Manager), assist in the review of financial statements and other regulatory filings and board meeting materials related to the Portfolio. Pursuant to the supervision agreement with the Portfolios, the Portfolios pay SCM an annual supervision fee of the greater of $15,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels. SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account. Shares of Class S are offered exclusively to participants in investment programs offered by investment advisers and broker-dealers that are affiliates of the Manager that provide asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance.

Administration

The Bank of New York Mellon, located at 225 Liberty Street, New York, New York 10286, is the custodian of the assets of the Trust and, with respect to James Alpha Macro Portfolio, the Subsidiary.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust’s transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of a Portfolio called “net asset value” or “NAV” is based on the value of a Portfolio’s investments.

The NAV per share of a Portfolio is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which the Manager determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, a Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that a Portfolio invests in ETFs, the Portfolio’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The James Alpha Macro Portfolio may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value every business day. The value of the Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies as the Portfolio.

The James Alpha Macro Portfolio’s current NAV per share is made available on the Portfolio’s website at www.saratogacap.com.

PURCHASE OF SHARES

Shares of Class S are available for purchase exclusively by investment advisers and broker-dealers that are affiliated with the Manager as a means of implementing asset allocation recommendations based on such entity’s client’s investment objectives and risk tolerance. Investors purchasing shares through these investment programs will bear different fees for different levels of services as agreed upon with the investment advisers and broker-dealers offering the programs.

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Portfolios’ distributor (the “Distributor”), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in consulting programs and to other investors and to investment advisory services. Purchase requests received by a Portfolio in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by a Portfolio when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. A Portfolio, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open your account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the appropriate address noted below. Make all checks payable to a Portfolio. A Portfolio will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Portfolio will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Not all share classes may be available in all states.

Note: Gemini Fund Services, LLC, the Portfolios’ Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

If you wish to wire money to make a subsequent investment in a Portfolio, please call 1-800-807-FUND to receive wiring instructions and to notify the Portfolio that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. A Portfolio will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Portfolio’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase of Shares in Good Order. All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.” This means that your request must include:

•	The Portfolio and account number.
•	The amount of the transaction (in dollars or shares).
•	Accurately completed orders.
•	Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Orders to purchase shares through a Financial Intermediary will be effected at the NAV per share next determined after the purchase order has been received in good order by the Financial Intermediary. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolio and the Saratoga Funds. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Portfolio shares, or other fees. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. There is no minimum investment for Class S shares. The Trust reserves the right at any time to vary initial and subsequent investment minimums.

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Manager and/or Distributor may from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, a Portfolio reserves the right to reject any purchase requests, including exchanges from the other Saratoga Funds that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CHOOSING A SHARE CLASS

Description of Classes. Each Portfolio has adopted a multiple class plan that allows it to offer one or more classes of shares. Each Portfolio has four classes of shares – Class I shares, Class A shares, Class C shares and Class S shares. Only Class S shares are offered in this Prospectus. Class I shares, Class A shares and Class C shares are offered through a separate Prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices.

Class S shares are no-load shares that do not require that you pay a sales charge. Class S shares do not charge an annual Rule 12b-1 distribution or servicing fee. If you purchase Class S shares of the Portfolio you will pay the NAV next determined after your order is received.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of a Portfolio by shareholders, and “market-timing” may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before a Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”). The market timer might redeem a Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds (also referred to as junk bonds) or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. Shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus. Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. Orders to redeem shares through a Financial Intermediary will receive the NAV per share next determined after the redemption request has been received in good order by the Financial Intermediary. A Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, redemption requests of a shareholder in the event of death, divorce or other legal matter may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests. To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Receipt of a redemption order by the U.S. Postal Service (“USPS”) does not constitute receipt of such an order by the Trust or its Transfer Agent. Requests sent via the USPS will be processed at the NAV on the business day the request is received in good form at the Trust’s Transfer Agent. There may be a delay between the time the request reaches the P.O. Box and the time of the Trust’s receipt of the request, which may affect the NAV at which the request is processed. Regular mail is retrieved from the Transfer Agent’s post office box at least once a day by 12:00 p.m., Eastern Time and overnight mail is processed as received by the Transfer Agent from the delivery service. In both cases, processing of redemption requests are subject to the provisions described above in the opening paragraph in this section.

Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared. Redemption proceeds requested to be sent via wire or ACH are typically sent 1-3 business days after the redemption request was received in “good order.” Redemption proceeds requested to be sent via check are typically mailed via US Postal Service 2-3 business days after the redemption request was received in “good order.”

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

  The request should be in writing indicating the number of shares or dollar amount to be redeemed;
  The request must identify your account number;
  The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
  If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.	Re-registration of the account.
2.	Changing bank wiring instructions on the account.
3.	Name change on the account.
4.	Setting up/changing systematic withdrawal plan to a secondary address.
5.	Redemptions greater than $100,000.
6.	Any redemption check that is being mailed to a different address than the address of record.
7.	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio within 30 days of purchase. The redemption fee is paid directly to a Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by a Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (ii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans);(iii) redemptions pursuant to systematic withdrawal plans; and (iv) exchanges in response to tactical asset allocation programs’ allocations and reallocations, as approved by the Trust’s CCO and/or one of the Trust’s principal officers.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within a Portfolio by the Financial Intermediary’s customers and to collect a Portfolio’s redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any portfolio from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Portfolio.” The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by a Portfolio.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Trust for further information about the Withdrawal Plan.

INVOLUNTARY REDEMPTIONS. If a Portfolio is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Portfolio’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Portfolio’s receipt of the redemption order. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective NAVs. Please refer to the Trust’s Prospectus for the other portfolios with respect to the fees and expenses of investing in shares of the Trust’s other portfolios. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

An exchange of shares is generally treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

SCM reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. A Portfolio intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a portfolio generally pays no federal income tax on the income and gains it distributes to you. A Portfolio declares and pays dividends from net investment income, if any, annually. The James Alpha Global Real Estate Investments Portfolio declares and pays dividends from net investment income, if any, quarterly. Distributions of net realized long-term and short-term capital gains, if any, earned by a Portfolio will be made annually. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio, or should the Board of Trustees deem it to be in the best interest of shareholders. The amount of any distribution will vary, and there is no guarantee the Portfolio will pay either an income dividend or a capital gains distribution.

Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash.

ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November, or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. A Portfolio may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, a Portfolio makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information or, with respect to James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Emerging Markets Equity Portfolio, adjust the cost basis of any covered shares (defined below).

AVOID “BUYING A DIVIDEND.” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in a Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Portfolio shares. A Portfolio’s investment techniques, including use of covered call options, short-sales, short-term trading strategies, derivatives and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. With respect to James Alpha Global Real Estate Investments Portfolio and James Alpha Multi Strategy Alternative Income Portfolio, dividends paid to shareholders from the Portfolio’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Given the James Alpha Hedged High Income Portfolio’s investment strategies, it is not expected that a significant portion of the Portfolio’s dividends will be eligible to be taxed at the same rate as long-term capital gains (in the case of shareholders that are individuals) or for the corporate dividends received deduction (in the case of shareholders that are corporations).

With respect to the James Alpha Global Real Estate Investments Portfolio, because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Portfolio, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Portfolio shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

With respect to the James Alpha Multi Strategy Alternative Income Portfolio, a portion of the Portfolio’s distributions is expected to be treated as a return of capital for tax purposes. For example, because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Portfolio, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Additionally, cash distributions made by the MLPs in which the Portfolio invests are expected to exceed the Portfolio’s allocable share of the income of such MLPs on a current basis as a result of depreciation and other deductions applicable to such MLPs. This can result in a portion of distributions paid by the Portfolio derived from such MLP investments being treated as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Portfolio shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

COST BASIS. A Portfolio (or its administrative agents) is required to report to the IRS and furnish to Portfolio shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, a Portfolio will use a default cost basis method which is the average cost method. The cost basis method elected by a Portfolio shareholder (or the cost basis method applied by default) for each sale of Portfolio shares may not be changed after the close of business on the trade date of each such sale of Portfolio shares. Portfolio shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

BACK-UP WITHHOLDING. By law, a Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 28% of your taxable distributions or redemption proceeds.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

INVESTMENT IN COMMODITIES. The James Alpha Macro Portfolio must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Portfolio intends to treat the income it derives from the Subsidiary as qualifying income based on the principles underlying a number of private letter rulings provided to third-parties not associated with the Portfolio. However, the Portfolio has not received such a private letter ruling, and the Portfolio is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. If, contrary to a number of private letter rulings issued by the IRS to third-parties, the IRS were to determine such income is nonqualifying, the Portfolio might fail to satisfy the income requirement. Additionally, the Portfolio intends to limit its investment in the Subsidiary to no more than 25% of the value of the Portfolio’s total assets in order to satisfy the asset diversification requirement. By investing in the Subsidiary to gain exposure to commodities, the Portfolio may realize more ordinary income than if the Portfolio were to invest directly in the reference commodities.

OTHER. Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income. The James Alpha Global Real Estate Investments Portfolio and James Alpha Multi Strategy Alternative Income Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Portfolio realizes excess inclusion income in excess of certain threshold amounts.

FOREIGN SHAREHOLDERS. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Portfolio (and, under certain circumstances, at the rate of 35% on certain capital gain dividends), as discussed in more detail in the Statement of Additional Information.

MEDICARE TAX. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Portfolio.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the period August 17, 2017 (inception of the Portfolios’ Class S shares) through the fiscal year ended August 31, 2017.

The information presented in the tables below has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose reports, along with the Portfolio’s financial statements are included in the Portfolio’s annual reports, which are available upon request. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Macro Portfolio - Class S Shares (Consolidated)
	For the Period August 17, 2017(1) to August 31, 2017
Net Asset Value, Beginning of Period	$9.05
Income (Loss) from Investment Operations:
Net investment income (loss)(2)	—
Net realized and unrealized gain (loss)	0.12
Total from investment operations	0.12
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	—	**
Net Asset Value, End of Period	$9.17
Total Return*		1.33%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$109
Ratio of gross operating expenses to average net assets	2.36	%(3)
Ratio of net operating expenses to average net assets	1.25	%(3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.36	%(3)
Portfolio Turnover Rate	83	%(4)

	James Alpha Global Real Estate Investments Portfolio - Class S Shares
	For the Period August 17, 2017(1) to August 31, 2017
Net Asset Value, Beginning of Period	$19.30
Income (Loss) from Investment Operations:
Net investment income (loss)(2)		(0.36)
Net realized and unrealized gain (loss)	0.52
Total from investment operations	0.16
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	—	**
Net Asset Value, End of Period	$19.46
Total Return*		0.83%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$285
Ratio of gross operating expenses to average net assets	1.68	%(3)
Ratio of net operating expenses to average net assets	1.19	%(3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.79	%(3)
Portfolio Turnover Rate	141	%(4)
(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Not annualized
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class S Shares
	For the Period August 17, 2017(1) to August 31, 2017
Net Asset Value, Beginning of Period	$8.73
Income from Investment Operations:
Net investment income(2)		(0.01)
Net realized and unrealized (loss)	0.15
Total from investment operations	0.14
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Distributions from return of capital	—
Total dividends and distributions	—
Redemption Fees	—
Net Asset Value, End of Period	$8.87
Total Return*		1.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$89
Ratio of gross operating expenses (including dividend and interest expense) to average net assets(4)	3.78	%(3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets(5)	3.26	%(3)
Ratio of net investment income (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets(10)	(0.02	)%(3)
Portfolio Turnover Rate	118	%(9)

	James Alpha Managed Risk Domestic Equity Portfolio - Class S Shares
	For the Period August 17, 2017(1) to August 31, 2017
Net Asset Value, Beginning of Period	$10.30
Income from Investment Operations:
Net investment loss(2)		(0.08)
Net realized and unrealized gain (loss)	0.16
Total from investment operations	0.08
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	0.00	**
Net Asset Value, End of Period	$10.38
Total Return*		0.78%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$369
Ratio of gross operating expenses (including dividend and interest expense) to average net assets(6,10)	2.96	%(3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets(7,10)	2.21	%(3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets(10)	(0.37	)%(3)
Portfolio Turnover Rate	11	%(9)
(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio: 3.02%(3)
(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio: 2.50%(3)
(6)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio: 2.74%(3)
(7)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio: 1.99%(3)
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(9)	Not annualized
(10)	Does not include the expenses of exchange traded funds in which the Fund invests.
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class S Shares
	For the Period August 17, 2017(1) to August 31, 2017
Net Asset Value, Beginning of Period	$10.10
Income (Loss) from Investment Operations:
Net investment income (loss)(2)		(0.01)
Net realized and unrealized gain (loss)	0.13
Total from investment operations	0.12
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	—	**
Net Asset Value, End of Period	$10.22
Total Return*		1.19%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$46
Ratio of gross operating expenses (including dividend and interest expense) to average net assets(5,7)	2.50	%(3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets(6,7)	2.24	%(3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets(7)	(0.96	)%(3)
Portfolio Turnover Rate	152	%(4)

	James Alpha Hedged High Income Portfolio - Class S Shares
	For the Period August 17, 2017(1) to August 31, 2017
Net Asset Value, Beginning of Period	$9.48
Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.01
Net realized and unrealized (loss)		(0.02)
Total from investment operations		(0.01)
Dividends and Distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total dividends and distributions	—
Redemption Fees	—	**
Net Asset Value, End of Period	$9.47
Total Return*		(0.11)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$621
Ratio of gross operating expenses to average net assets(5,7)	2.70	%(3)
Ratio of net operating expenses to average net assets(7)	1.99	%(3)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets(7)	5.07	%(3)
Portfolio Turnover Rate	106	%(4)
(1)	Commencement of offering.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Not annualized
(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio: 2.25%(3)
(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio: 1.99%(3)
(7)	Does not include the expenses of exchange traded funds in which the Fund invests.
*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
**	Per share amount represents less than $0.01 per share.

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How does The Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or deposit money

•         direct us to buy securities or direct us to sell your securities

•         seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes — information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for non-affiliates to market to you

•         State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

CLASS S SHARES

PROSPECTUS

Additional information about each Portfolio’s investments is available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-800-807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com.

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-08542.